                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
 [ ]     Preliminary proxy statement.      [ ]   Confidential, for use of the
 [X]     Definitive proxy statement.             Commissioner only (as
 [ ]     Definitive additional materials.        permitted by Rule 14a-6(e)(2).
 [ ]     Soliciting material pursuant to
         Rule 14a-11(c) or Rule 14a-12.


                           THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                      N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         [X]  No fee required.

         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

                   (1) Title of each class of securities to which transaction applies: N/A
                   (2) Aggregate number of securities to which transaction applies: N/A
                   (3) Per unit price or other underlying value of transaction computed pursuant to Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
                   (4)  Proposed maximum aggregate value of transaction:  N/A
                   (5)  Total fee paid:  $0

         [ ]  Fee paid previously with preliminary materials.

         [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                   (1)  Amount Previously Paid:  N/A
                   (2)  Form, Schedule or Registration Statement No.:  N/A
                   (3)  Filing Party:  N/A
                   (4)  Date Filed:  N/A

                           THE TRAVELERS SERIES TRUST

                     Jurika & Voyles Core Equity Portfolio
                            NWQ Large Cap Portfolio

                                One Tower Square
                          Hartford, Connecticut 06183

                                                                October 19, 2000

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

     Notice is hereby given that a Special Shareholder Meeting (the "Meeting") of certain portfolios of The Travelers Series Trust (the "Trust") will be held at the Trust's offices at One Tower Square, Hartford, Connecticut 06183 on Friday, December 1, 2000 at 9:00 a.m. for the following purposes:

     1. To approve a new Investment Subadvisory Agreement and an Interim Investment Subadvisory Agreement between Travelers Asset Management International Company LLC and Jurika & Voyles, L.P. on behalf of Jurika & Voyles Core Equity Portfolio.
     2. To approve a new Investment Subadvisory Agreement and an Interim Investment Subadvisory Agreement between Travelers Asset Management International Company LLC and NWQ Investment Management Company on behalf of NWQ Large Cap Portfolio.
     3. To act on any and all such other business as may properly come before the Meeting.

     The close of business on October 13, 2000 has been fixed as the record date for the determination of beneficial Shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof. Please refer to the accompanying Proxy Statement for more information about the proposals to be considered and acted upon at the Meeting or any adjournments.

     By order of the Board of Trustees.

                                     LOGO
                                     Ernest J. Wright, Secretary

     Please complete, date, sign, and return the enclosed proxy card as soon as possible in the post-paid envelope provided. Your prompt response is appreciated.

     YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN.

                           THE TRAVELERS SERIES TRUST

                     Jurika & Voyles Core Equity Portfolio
                            NWQ Large Cap Portfolio

                                One Tower Square
                          Hartford, Connecticut 06183

                                PROXY STATEMENT

         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 1, 2000

     THE BOARD OF TRUSTEES OF THE TRAVELERS SERIES TRUST (THE "TRUST") SOLICITS YOUR PROXY FOR USE AT A SPECIAL MEETING OF SHAREHOLDERS OF JURIKA & VOYLES CORE EQUITY PORTFOLIO AND NWQ LARGE CAP PORTFOLIO (EACH A "FUND," AND TOGETHER, THE "FUNDS") AND AT ANY ADJOURNMENT OF THE SPECIAL MEETING. This proxy statement is being furnished in connection with the solicitation of voting instructions, as further described below, from owners of variable contracts ("beneficial owners") for use at a special meeting of shareholders of each Fund to be held at the Trust's offices located at One Tower Square, Hartford, Connecticut 06183, at 9:00 a.m. on December 1, 2000, and any adjournments (the "Meeting"). This proxy material is expected to be mailed to beneficial owners on or about October 19, 2000.

GENERAL

     The purposes of the Meeting are as follows:

     (1) to approve a new Investment Subadvisory Agreement and an Interim Investment Subadvisory Agreement between Travelers Asset Management International Company LLC and Jurika & Voyles, L.P. on behalf of Jurika & Voyles Core Equity Portfolio of the Trust; and

     (2) to approve a new Investment Subadvisory Agreement and an Interim Investment Subadvisory Agreement between Travelers Asset Management International Company LLC and NWQ Investment Management Company on behalf of NWQ Large Cap Portfolio of the Trust.

     The following chart indicates the persons who are entitled to provide voting instructions on each proposal.


---------------------------------------------------------------
DESCRIPTION OF PROPOSAL         VOTING PROCEDURE
---------------------------------------------------------------
  Approval of the New           Shareholders of Jurika & Voyles
  Investment Subadvisory        Core Equity Portfolio
  Agreement and an Interim
  Investment Subadvisory
  Agreement between Travelers
  Asset Management
  International Company LLC
  and Jurika & Voyles, L.P.
---------------------------------------------------------------
  Approval of the New           Shareholders of NWQ Large Cap
  Investment Subadvisory        Portfolio
  Agreement and an Interim
  Investment Subadvisory
  Agreement between Travelers
  Asset Management
  International Company LLC
  and NWQ Investment
  Management Company
---------------------------------------------------------------


VOTE BY PROXY

     A voting instruction card is enclosed for use at the Meeting. You may revoke the voting instruction card at any time before 5:00 p.m. Eastern time on November 29, 2000, by sending a written notice of revocation to the Trust's Secretary or by appearing in person to provide instructions at the Meeting. All voting instruction cards that are properly executed, received in time, and not so revoked will be voted at the Meeting in accordance with the instructions on them, if any. Voting instruction cards that are properly executed but provide no specific instructions will be voted in favor of the Proposals.

COST OF SOLICITATION

     All costs and expenses incurred in connection with the solicitation of voting instructions on behalf of Jurika & Voyles Core Equity Portfolio for use at the Meeting, including the costs of printing, mailing, and reasonable expenses of outside counsel and Trust counsel, will be paid by CDC Asset Management or Nvest Companies, L.P. (Information about Nvest Companies, L.P. and CDC Asset Manage-ment is set forth under Change in Control of J&V starting on page 5. All costs and expenses incurred in connection with the solicitation of voting instructions on behalf of NWQ Large Cap Portfolio for use at the Meeting, including the costs of printing, mailing, and reasonable expenses of outside counsel and Trust counsel, will be paid by NWQ Investment Management Company. Certain costs may be allocated on the basis of each Fund's relative net asset value. The aggregate cost of soliciting the Funds' beneficial owners is expected to be approximately $6,000.00.


     In addition to the solicitation of voting instructions by mail, the Trust's trustees, officers, and/or employees of Travelers Asset Management International Company LLC ("TAMIC") may solicit voting instructions in person or by telephone. TAMIC, located at One Tower Square, Hartford, Connecticut 06183, serves as investment adviser to the Funds pursuant to an Investment Advisory Agreement.

SHAREHOLDERS AND THE VOTE

     Shareholders may vote only on matters that concern the Fund or Funds in which they hold shares. Shareholders are entitled to one vote for each full share owned and fractional votes for fractional shares. Only shareholders of record of each Fund at the close of business on October 13, 2000 (the record date) will be entitled to notice of and to vote at the Meeting.

     The number of full and fractional votes for which a beneficial owner is entitled to provide voting instructions is set forth on the enclosed instruction card(s). Shares owned by two or more persons (whether as joint tenants, co-fiduciaries, or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the
Trust: (1) if only one person votes, that vote will bind all; (2) if more than one person votes, the vote of the majority will bind all; and (3) if more than one person votes and the vote is evenly divided, the vote will be cast proportionately.


     As of the record date, separate accounts that fund variable annuity contracts and variable life insurance contracts issued by The Travelers Insurance Company and The Travelers Life and Annuity Company (collectively, with their affiliates, "The Travelers") were the record owners of all of the Funds' shares.


     This proxy material is being mailed to owners of, or participants in, variable annuities and variable life insurance contracts who had allocated amounts to one or both Funds through certain separate accounts as of the record date (namely, the beneficial owners of the shares). The beneficial owners instruct The Travelers how to vote the shares in which the beneficial owners have a beneficial interest. The Travelers will vote all shares held by it as instructed by the contract owners or participants. Further, The Travelers intends to vote all shares for which no instruction cards are received in the same proportion as the shares for which instructions are received.

     To hold the Meeting with respect to a Fund, a majority of that Fund's shares entitled to vote must be present in person or by proxy at the Meeting. In the event that a quorum is present but sufficient votes in favor of one or more Proposals are not received by the Meeting time, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment requires the affirmative vote of a majority of the shares present in person or by proxy at the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment if they determine that such adjournment and additional solicitation is reasonable and in the interests of the particular Fund's shareholders. Each Fund's shareholders vote separately with respect to each Proposal, pursuant to the Investment Company Act of 1940, as amended (the "1940 Act") and the Trust's Declaration of Trust. VOTE REQUIRED: APPROVAL OF EACH PROPOSAL FOR A FUND REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF THE LESSER OF: (A) 67% OF THE FUND'S SHARES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF MORE THAN 50% OF THE OUTSTANDING SHARES OF THE FUND ARE PRESENT IN PERSON OR BY PROXY; OR (B) A MAJORITY OF THE FUND'S OUTSTANDING SHARES.

     The Trust's Board of Trustees (the "Board") has approved and recommends that Fund shareholders approve the following Proposals to approve the respective Investment Subadvisory Agreements and Interim Investment Subadvisory Agreements as to each Fund.

                                 PROPOSAL NO. 1

     APPROVAL OF INVESTMENT SUBADVISORY AGREEMENT AND AN INTERIM INVESTMENT SUBADVISORY AGREEMENT BETWEEN TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC ("TAMIC") AND JURIKA & VOYLES, L.P. ("J&V") ON BEHALF OF JURIKA & VOYLES CORE EQUITY PORTFOLIO

     Under Proposal No. 1, shareholders of Jurika & Voyles Core Equity Portfolio are being asked to approve a new Investment Subadvisory Agreement and an Interim Investment Subadvisory Agreement between TAMIC and J&V on behalf of the Fund. The approval is necessary because the current investment subadvisory agreement between TAMIC and J&V (the "Current J&V Agreement") will terminate automatically upon the completion of certain transactions described below.

CHANGE IN CONTROL OF J&V


     J&V is a limited partnership that has one general partner, Jurika & Voyles, Inc. (the "J&V General Partner"). Christopher L. Bittman is the principal executive officer of J&V. Mr. Bittman's principal occupation is his position with J&V. The address of J&V, the J&V General Partner and Mr. Bittman is 1999 Harrison Street, Suite 700, Oakland, CA 94612. The J&V General Partner is a direct wholly-owned subsidiary of Nvest Holdings, Inc. ("Nvest Holdings"), which in turn is a direct wholly-owned subsidiary of Nvest Companies, L.P. ("Nvest"). Nvest's managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of MetLife New England Holdings, Inc. MetLife New England Holdings, Inc. is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). Nvest Corporation is also the sole general partner of Nvest, L.P. Nvest, L.P., Nvest's advising general partner, is a publicly traded company listed on the New York Stock Exchange. In addition to owning Nvest Corporation, MetLife owns, directly or indirectly, approximately a 48% limited partnership interest in Nvest. Nvest, L.P. owns approximately 15% of Nvest. (These percentages, which are as of June 30, 2000, do not reflect the vesting and exercise of various options held by personnel of Nvest and of its affiliates, including J&V, to acquire limited partnership units of Nvest, L.P.) If the proposed acquisition is completed, Nvest Corporation will cease to be the managing general partner of Nvest and the general partner of Nvest, L.P., and MetLife will cease to own any partnership interest in Nvest. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company listed on the New York Stock Exchange. The address of Nvest, Nvest Corporation, Nvest Holdings and Nvest, L.P. is 399 Boylston Street, Boston, Massachusetts 02116. The address of MetLife New England Holdings, Inc., MetLife and MetLife, Inc. is One Madison Avenue, New York, New York 10010.

     On June 16, 2000, Nvest and CDC Asset Management ("CDC AM") announced that they and certain of their respective affiliated companies had entered into an Agreement and Plan of Merger (the "Merger Agreement"). Under the Merger Agreement, CDC AM would acquire all of the outstanding units of partnership interest in both Nvest and Nvest, L.P., Nvest's advising general partner, at a price of $40 per unit (the "Transaction"). This price is subject to reduction (but not below $34 per unit) based in part on a formula that takes into account the investment advisory fees payable to the Adviser and other Nvest affiliates by their mutual fund and other investment advisory clients that have consented to the Transaction. Under this formula, the price per unit that CDC AM will pay to acquire Nvest could be reduced if the shareholders of Jurika & Voyles Core Equity Portfolio do not approve the New Investment Subadvisory Agreement and/or Interim Investment Subadvisory Agreement. Assuming a transaction price of $40 per unit, and the number of units and options outstanding as of June 30, 2000, the aggregate price payable by CDC AM to acquire all of the units of Nvest will be approximately $1.5 billion, and the aggregate price payable by CDC AM to acquire all of the units of Nvest, L.P. (including payments with respect to units subject to options) will be approximately $375 million.

     As a result of the Transaction, Nvest and Nvest, L.P. would become indirect wholly-owned subsidiaries of CDC AM, which in turn is 60% owned by CDC Finance, a wholly-owned subsidiary of Caisse des depots et Consignations ("CDC"). Founded in 1816, CDC is a major diversified financial institution with a strong global presence in the banking, insurance, investment banking, asset management and global custody industries. In addition to its 60% ownership of CDC AM through CDC Finance, CDC owns 40% of CNP Assurances, the leading French insurance company, which itself owns 20% of CDC AM. CDC also owns 35% of Caisse National des Caisses d'Epargne, which also owns 20% of CDC AM. CDC is 100% owned by the French state. The main place of business of CDC AM is 7, place des Cinq Martyrs du Lycee Buffon, 75015 Paris, France. The registered address of CDC Finance is 56 rue de Lille, Paris 75007, France. The registered address of CDC is 56, rue de Lille, 75007 Paris, France. The registered address of CNP Assurances is 4, place Raoul Dautry, 75015 Paris, France. The registered address of Caisse National des Caisses d'Epargne is 5, rue Masseran, 75007 Paris, France. Following the acquisition, it is expected that Nvest will be renamed CDC Asset Management-North America.

     Nvest currently expects that the Transaction will occur during the fourth calendar quarter of 2000, but the Transaction could be delayed. The Transaction will not occur unless various conditions are satisfied (or waived by the parties, if permitted by law). These conditions include certain governmental approvals of the Transaction, obtaining the consent of the unitholders of Nvest and Nvest, L.P. and obtaining approval or consent from investment advisory clients of the Adviser and other Nvest affiliates (including mutual fund clients) whose advisory fees represent a specified percentage of the total advisory fee revenues of the Nvest organization. Because of this condition, approval or disapproval by the Jurika & Voyles Core Equity Portfolio's shareholders of the New Investment Subadvisory Agreement and Interim Investment Subadvisory Agreement, taken together with other clients' consents or approvals, could affect whether or not the Transaction occurs.

     Various personnel of Nvest and of its affiliates, including J&V, have previously been granted options to purchase limited partnership units of Nvest, L.P. ("Nvest L.P. Units"). The Merger Agreement provides that these options will vest and become fully exercisable immediately before CDC AM's acquisition of Nvest and Nvest, L.P., even though some of these options would not otherwise have vested or been exercisable at that time. Each option will be converted into the right to receive cash from Nvest in an amount equal to the difference between the option's exercise price and the transaction price of $40 per unit (subject to reduction, but not below $34 per unit, as explained above).


     The Current J&V Agreement provides that it will terminate automatically in the event of its assignment. As a result of J&V's change in ownership upon completion of the Transaction, the Current J&V Agreement will be deemed to be assigned within the meaning of Section 15 of the 1940 Act and will terminate automatically. Accordingly, the new Investment Subadvisory Agreement between TAMIC and J&V (the "New J&V Agreement") on behalf of Jurika & Voyles Core Equity Portfolio, is proposed for approval by that Fund's shareholders to replace the Current J&V Agreement. A form of the proposed New J&V Agreement is attached as APPENDIX A to this Proxy Statement. Except for the date of the New J&V Agreement, the New J&V Agreement is identical to the Current J&V Agreement in all material provisions, including the advisory fees payable to J&V and J&V's duties and responsibilities. If for some reason the Transaction does not occur, the automatic termination of the Current J&V Agreement will not occur, and the New J&V Agreement and Interim

Subadvisory Agreement will not be entered into, even if they have been approved by the Funds' shareholders.


     In addition, shareholders of Jurika & Voyles Core Equity Portfolio are being asked to approve an Interim Investment Subadvisory Agreement between TAMIC and J&V on behalf of the Fund (the "Interim J&V Agreement"). The terms of the Interim J&V Agreement are identical to the New J&V Agreement, however, the Interim J&V Agreement would cover an interim period of up to 150 days, beginning on the date the transaction is closed and continuing until the date when a majority of the Fund's shareholders have voted to approve the New J&V Agreement (the "Period"). A form of the Interim J&V Agreement is attached as APPENDIX B to this Proxy Statement.



     Representatives of Nvest and J&V have advised the Trust that currently no change is expected in investment advisory or other personnel in connection with the Transaction and that it is currently anticipated the same persons responsible for management of the Jurika & Voyles Core Equity Portfolio under the Current J&V Agreement will continue to be responsible under the New J&V Agreement and the Interim J&V Agreement. J&V does not anticipate either that the Transaction will cause any reduction in its resources or the quality of services now provided to the Fund or that it will have any adverse effect on J&V's ability to fulfill its obligations to the Fund. J&V has agreed to take all appropriate steps to ensure that the scope and quality of investment subadvisory services provided to the Fund will be at least equivalent, in the judgment of the Board, to the scope and quality of services J&V provides under the Current J&V Agreement.


     The Current J&V Agreement dated July 20, 1998 was last approved by a vote of the sole shareholder of Jurika & Voyles Core Equity Portfolio on August 1, 1998. The Board, including the trustees who were not parties to the Current J&V Agreement or "interested persons" of any such party (the "Independent Trustees"), last approved the continuation of the Current J&V Agreement at the Board meeting held on October 29, 1999.

     At a Board meeting held on July 28, 2000, the Board, including the Independent Trustees, approved unanimously the New J&V Agreement and the Interim J&V Agreement. Further, the Board and the Independent Trustees approved unanimously the submission of the New J&V Agreement and the Interim J&V Agreement for approval by the shareholders of the Fund. Only shareholders of Jurika & Voyles

Core Equity Portfolio vote to approve the New J&V Agreement and the Interim J&V Agreement for that Fund.


     If the Fund's shareholders approve the New J&V Agreement, it will take effect on the later of the date the Transaction closes or the date on which the Fund's shareholders approve the New J&V Agreement. The New J&V Agreement will have an initial term of two years and, thereafter, will continue in effect from year to year, with respect to the Fund, provided that each such continuance is approved annually: (1) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (2) by a majority of the Independent Trustees. If the Fund's shareholders fail to approve the New J&V Agreement, J&V will continue to provide investment advisory services to the Fund and, in connection with those services, be reimbursed for its actual out of pocket costs in an amount not to exceed the annual fee in the last subadvisory agreement approved by the Fund's shareholders until the Board, the Independent Trustees, and the Fund's shareholders approve an alternative investment subadvisory agreement for the Fund with either J&V or another investment subadviser.



     If the Fund's shareholders approve the Interim J&V Agreement within 150 days after the day that the Transaction closes, J&V will be paid the total amount in the escrow account, including any interest earned on that money. If the Fund's shareholders should fail to approve the Interim J&V Agreement within 150 days after the day that the Transaction closes, J&V will be paid out of the escrow account the lesser of (1) the total amount held in the escrow account discussed above or (2) any costs incurred in performing the interim contract plus interest earned on that amount while in escrow. PROVISIONS OF THE NEW J&V AGREEMENT AND THE INTERIM J&V AGREEMENT


     The provisions of the New J&V Agreement are the same in all material respects as those of the Current J&V Agreement. The Interim J&V Agreement is identical to the New J&V Agreement, except for (1) the maximum 150-day effective term of the Interim J&V Agreement, and (2) the Interim J&V Agreement's requirement that compensation be held in an escrow account until shareholders vote on the New J&V Agreement.

     The New J&V Agreement requires J&V to act as the investment subadviser to Jurika & Voyles Core Equity Portfolio and, subject to the supervision of the Board and TAMIC, to manage the investment and reinvestment of the assets of the Fund, with full investment discretion and authority, in a manner consistent with the investment objectives, policies and restrictions of the Fund. The New J&V Agreement also requires J&V: to perform investment research and evaluate financial data; to consult with, make recommendations to, and report regularly to the Board; and to furnish requested information to appropriate regulatory authorities.

     The advisory fees will not increase for the Fund. The annual advisory fees under the New J&V Agreement with respect to the Fund are 0.375% of the Fund's average daily net assets. The fees are calculated daily and paid monthly.

     Like the Current J&V Agreement, the New J&V Agreement provides that J&V is not subject to liability to the Trust for any act or omission in the course of, or connected with, rendering services under the New J&V Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Agreement.

     The New J&V Agreement may be terminated with respect to the Fund without penalty upon sixty (60) days' written notice to J&V by the Board or by a majority vote of those persons having voting rights in respect of the Fund, or upon sixty (60) days' written notice to the Board by J&V. The New J&V Agreement terminates automatically in the event of its "assignment" (within the meaning of the 1940 Act).

ADDITIONAL INFORMATION ABOUT JURIKA & VOYLES, L.P.

     Jurika & Voyles, L.P. is a professional investment management firm founded in 1983 by William K. Jurika and Glenn C. Voyles. As of August 31, 2000, J&V had discretionary management authority with respect to approximately $2.7 billion of assets for various clients including corporations, pension plans, 401(k) plans, profit sharing plans, trusts and estates, foundations and charitable endowments, and high net worth individuals.


     Under the agreement, TAMIC is obligated to pay J&V a subadvisory fee at the annual rate of 0.375% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. For the year ended December 31, 1999, the subadvisory fees TAMIC paid J&V for Jurika & Voyles Core Equity Portfolio was $28,019. APPENDIX C provides the name, address, and principal occupation of J&V's directors and executive officers.

     From time to time, J&V receives brokerage and research services from brokers that execute securities transactions for the Fund. The commission paid by the Fund to a broker that provides such services to J&V may be greater than the commission would be if the Fund used a broker that does not provide the same level of brokerage and research services. Additionally, J&V may use such services for clients other than the Fund from which the related commissions are derived.

     In addition to serving as investment subadviser to the Fund under the Current J&V Agreement, J&V serves as investment adviser or subadviser to certain portfolio(s) of other registered investment companies having an investment objective similar to that of the Fund. The size of such other portfolio(s) and the rate of J&V's compensation are indicated below:

                                       ASSETS UNDER
        FUND            FEE RATE   MANAGEMENT (8/31/00)
        ----            --------   --------------------
Jurika & Voyles Value
  & Growth Fund         0.85%         $30.4 million

EVALUATION BY THE BOARD OF TRUSTEES


     In determining whether or not to approve the New J&V Agreement and the Interim J&V Agreement and recommend approval to shareholders, the Board, including the Independent Trustees, considered various materials and representations provided by J&V.



     The Board considered the following information, among other things: (1) J&V's representation that the same persons responsible for the Fund's management under the Current J&V Agreement are currently expected to continue to manage the Fund under the New J&V Agreement and the Interim J&V Agreement; (2) compensation to be received by J&V under the New J&V Agreement and the Interim J&V Agreement being the same as the compensation paid under the Current J&V Agreement; and (3) the commonality of the provisions of the New J&V Agreement and Current J&V Agreement.


     Further, the Board reviewed the determinations it reached at the July 28, 2000 Board meeting relating to the Current J&V Agreement, including: (1) the nature and quality of the services rendered by J&V under the Current J&V Agreement; (2) the fairness of the compensation payable to J&V under the Current J&V Agreement; (3) the results achieved by J&V for the Fund; and (4) the personnel, operations and financial condition, and investment management capabilities, methodologies, and performance of J&V.

     Based upon its review, the Board determined that by approving the New J&V Agreement and the Interim J&V Agreement, the Fund can best be assured that J&V will provide uninterrupted advisory services. The Board also determined that the New J&V Agreement is in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above and such other factors and information it considered relevant, the Board unanimously approved the New J&V Agreement and the Interim J&V Agreement and voted to recommend their approval by the Fund's shareholders.


VOTE REQUIRED


     Only shareholders of Jurika & Voyles Core Equity Portfolio will vote whether to approve the New J&V Agreement and the Interim J&V Agreement for that Fund. Approval of Proposal No. 1 for Jurika & Voyles Core Equity Portfolio requires an affirmative vote of the lesser of: (1) 67% or more of the Fund's shares present at the Meeting or represented by proxy if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.



     THE BOARD OF TRUSTEES, INCLUDING A MAJORITY OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR" BOTH THE INTERIM AND NEW J&V AGREEMENTS UNDER PROPOSAL NO. 1.

                                 PROPOSAL NO. 2

     APPROVAL OF AN INVESTMENT SUBADVISORY AGREEMENT AND AN INTERIM INVESTMENT SUBADVISORY AGREEMENT BETWEEN TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC AND NWQ INVESTMENT MANAGEMENT COMPANY ON BEHALF OF NWQ LARGE CAP PORTFOLIO


     Under Proposal No. 2, shareholders of NWQ Large Cap Portfolio are being asked to approve a new Investment Subadvisory Agreement and an interim Investment Subadvisory Agreement between TAMIC and NWQ Investment Management Company ("NWQ") on behalf of the Fund. The approval is necessary because the current investment subadvisory agreement between TAMIC and NWQ (the "Current NWQ Agreement") may terminate automatically upon the consummation of a transaction whereby United Asset Management Corporation, the parent company to NWQ, will undergo a change in ownership. Such change in ownership of NWQ's parent company results in the assignment and termination of the Current NWQ Agreement.


     On June 19, 2000, Old Mutual plc ("Old Mutual") and United Asset Management Corporation ("UAM") announced an agreement for Old Mutual to acquire UAM in a cash tender offer. Both companies' board of directors approved the agreement. Once Old Mutual had purchased 51% of the outstanding shares of UAM (the "UAM Transaction"), Old Mutual will have assumed ownership of UAM, and, consequently, all subsidiaries of UAM, including NWQ, also will have experienced a change in ownership. As of September 18, 2000, Old Mutual had been tendered approximately 71.6% of UAM's common stock. Therefore, as of the date of this proxy statement, UAM and all its subsidiaries, including NWQ, have experienced a change in ownership.


     NWQ's change in ownership resulting from the UAM Transaction is deemed to be an assignment of the Current NWQ Agreement within the meaning of the 1940 Act. The Current NWQ Agreement provides that it will terminate automatically in the event of an assignment. Accordingly, a new Investment Subadvisory Agreement between TAMIC and NWQ (the "New NWQ Agreement") on behalf of NWQ Large Cap Portfolio, is proposed for approval by that Fund's shareholders to replace the Current NWQ Agreement. A form of the proposed New NWQ Agreement is attached as APPENDIX D to this Proxy Statement. Except for the date of the New NWQ Agreement, the New NWQ Agreement is identical to the Current NWQ

Agreement in all material provisions, including the advisory fees payable to, and the duties and responsibilities of NWQ.


     In addition, shareholders of NWQ Large Cap Portfolio are being asked to approve an Interim Investment Subadvisory Agreement between TAMIC and NWQ on behalf of the Fund (the "Interim NWQ Agreement"). The terms of the Interim NWQ Agreement are identical to the New NWQ Agreement, however, the Interim NWQ Agreement would cover an interim period of up to 150 days, beginning on September 26, 2000 and continuing until the date when a majority of the Fund's shareholders have voted to approve the New NWQ Agreement (the "Period"). A form of the Interim NWQ Agreement is attached as APPENDIX E to this Proxy Statement.



     NWQ has agreed to take all appropriate steps to ensure that the scope and quality of investment subadvisory services provided during the Period will be at least equivalent, in the judgment of the Board, to the scope and quality of services NWQ provides under the Current NWQ Agreement.


     Representatives of NWQ have advised the Trust that currently no change is expected in investment advisory or other personnel in connection with the UAM Transaction and that it is currently anticipated the same persons responsible for management of NWQ Large Cap Portfolio under the Current NWQ Agreement will continue to be responsible under the New NWQ Agreement and the Interim NWQ Agreement. NWQ does not anticipate that the UAM Transaction will cause any reduction in NWQ's resources or the quality of services now provided to the Fund or that it will have any adverse effect on NWQ's ability to fulfill its obligations to the Fund.

     The Current NWQ Agreement dated July 20, 1998 was last approved by a vote of the sole shareholder of NWQ Large Cap Portfolio on August 1, 1998. The Board, including the trustees who were not parties to the Current NWQ Agreement or "interested persons" of any such party (the "Independent Trustees"), last approved the continuation of the Current NWQ Agreement at the Board meeting held on October 29, 1999.

     At a Board meeting held on July 28, 2000, the Board, including the Independent Trustees, approved unanimously the New NWQ Agreement and the Interim NWQ Agreement. Further, the Board and the Independent Trustees approved unanimously the submission of the New NWQ Agreement and the Interim NWQ Agreement for approval by the shareholders of the Fund. Only shareholders of

NWQ Large Cap Portfolio vote to approve the New NWQ Agreement and the Interim NWQ Agreement for that Fund.


     If the Fund's shareholders approve the New NWQ Agreement, it will take effect on the later of the date the UAM Transaction occurs or the date on which the shareholders of the Fund approve the New NWQ Agreement. The New NWQ Agreement will have an initial term of two years and, thereafter, will continue in effect from year to year, with respect to the Fund, provided that each such continuance is approved annually: (1) by the Board or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case, (2) by a majority of the Independent Trustees. If the Fund's Shareholders fail to approve the New NWQ Agreement, NWQ will continue to provide investment advisory services to the Fund and, in connection with those services, be reimbursed for its actual out of pocket costs in an amount not to exceed the annual fee in the last subadvisory agreement approved by the Fund's shareholders until the Board, the Independent Trustees, and the Fund's shareholders approve an alternative investment subadvisory agreement for the Fund with either NWQ or another investment subadviser.



     If the Fund's shareholders approve the Interim NWQ Agreement within 150 days after the day that the Transaction closes, NWQ will be paid the total amount in the escrow account, including any interest earned on that money. If the Fund's shareholders should fail to approve the Interim NWQ Agreement within 150 days after the day that the Transaction closes, NWQ will be paid out of the escrow account the lesser of (1) the total amount held in the escrow account discussed above or (2) any costs incurred in performing the interim contract plus interest earned on that amount while in escrow.


PROVISIONS OF THE NEW NWQ AGREEMENT AND THE INTERIM NWQ AGREEMENT

     The provisions of the New NWQ Agreement are the same in all material respects as those of the Current NWQ Agreement. The Interim NWQ Agreement is identical to the New NWQ Agreement except for (1) the maximum 150-day effective term of the Interim NWQ Agreement, and (2) the Interim NWQ Agreement's requirement that compensation be held in an escrow account until shareholders vote on the New NWQ Agreement.

     The New NWQ Agreement requires NWQ to act as the investment subadviser to the NWQ Large Cap Portfolio and, subject to the supervision of the Board and TAMIC, to manage the investment and reinvestment of the assets of the Fund, with full investment discretion and authority, in a manner consistent with the investment objectives, policies and restrictions of the Fund. The New NWQ Agreement also requires NWQ: to perform investment research and evaluate financial data; to consult with, make recommendations to, and report regularly to the Board; and to furnish requested information to appropriate regulatory authorities.

     The advisory fees will not increase for the Fund. The annual advisory fees under the New NWQ Agreement with respect to the Fund are 0.375% of the Fund's average daily net assets. The fees are calculated daily and paid monthly.

     Like the Current NWQ Agreement, the New NWQ Agreement provides that NWQ is not subject to liability to the Trust for any act or omission in the course of, or connected with, rendering services under the New NWQ Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Agreement.

     The New NWQ Agreement may be terminated with respect to the Fund without penalty upon sixty (60) days' written notice to NWQ by the Board or by a majority vote of those persons having voting rights in respect of the Fund, or upon sixty (60) days' written notice to the Board by NWQ. The New NWQ Agreement terminates automatically in the event of its "assignment" (within the meaning of the 1940 Act).

INFORMATION ABOUT NWQ


     NWQ Investment Management Company serves as subadviser for NWQ Large Cap Portfolio. NWQ was founded in 1982 and is located at 2049 Century Park East, 4th Floor, Los Angeles, California 90067. NWQ is a wholly owned subsidiary of United Asset Management and provides investment management services to institutional clients and high net worth individuals. As of the August 31, 2000, NWQ had over $5.4 billion in assets under management. For the year ended December 31, 1999, the subadvisory fees TAMIC paid NWQ for the NWQ Large Cap Portfolio was $53,252. APPENDIX F lists the name, address, and principal occupation of NWQ's directors and officers.


     From time to time, NWQ receives brokerage and research services from brokers that execute securities transactions for the Fund. The commission paid by the Fund to a broker that provides such services to NWQ may be greater than the commission would be if the Fund used a broker that does not provide the same level of brokerage and research services. Additionally, NWQ may use such services for clients other than the Fund from which the related commissions are derived.

     In addition to serving as investment subadviser to the Fund under the Current NWQ Agreement, NWQ serves as investment adviser or subadviser to certain portfolios of other registered investment companies having an investment objective similar to that of the Fund. The size of such other portfolios and the rate of NWQ's compensation are as follows:

IDEX MUTUAL FUNDS:

                                            ASSETS UNDER
           FUND              FEE RATE   MANAGEMENT (8/31/00)
           ----              --------   --------------------
NWQ Value Equity Portfolio    *            $21.3 million

---------------

* IDEX NWQ Value Equity Portfolio receives 0.50% of the fees received by Idex Management Inc. (0.80% of the first $500 million of average daily net assets, 0.70% of the excess of $500 million), less 50% of reimbursements, with expense cap of 1.2%



WRL SERIES FUND, INC:


                                            ASSETS UNDER
           FUND              FEE RATE   MANAGEMENT (8/31/00)
           ----              --------   --------------------
NWQ Value Equity Portfolio    *            $134.3 million

---------------

* WRL NWQ Value Equity Portfolio receives 0.50% of the fees received by the Advisor, WRL Investment Management Inc. (0.80% of the average daily net assets) less 50% of reimbursements, with expense cap of 1.0%


EVALUATION BY THE BOARD OF TRUSTEES


     In determining whether or not to approve the New NWQ Agreement and the Interim NWQ Agreement and recommend approval to shareholders, the Board, including the Independent Trustees, considered various materials and representations provided by NWQ.



     The Board considered the following information, among other things: (1) NWQ's representation that the same persons responsible for the Fund's management under the Current NWQ Agreement are currently expected to continue to manage the Fund under the New NWQ Agreement and the Interim NWQ Agreement; (2) compensation to be received by NWQ under the New NWQ Agreement and the Interim NWQ Agreement being the same as the compensation paid under the Current NWQ Agreement; and (3) the commonality of the provisions of the New NWQ Agreement and Current NWQ Agreement.

     Further, the Board reviewed the determinations it reached at the July 28, 2000 Board meeting relating to the Current NWQ Agreement, including: (1) the nature and quality of the services rendered by NWQ under the Current NWQ Agreement; (2) the fairness of the compensation payable to NWQ under the Current NWQ Agreement; (3) the results achieved by NWQ for the Fund; and (4) the personnel, operations and financial condition, and investment management capabilities, methodologies, and performance of NWQ.


     Based upon its review, the Board determined that by approving the New NWQ Agreement and the Interim NWQ Agreement, the Fund can best be assured that NWQ will provide uninterrupted advisory services. The Board also determined that the New NWQ Agreement is in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above and such other factors and information it considered relevant, the Board of Trustees unanimously approved the New NWQ Agreement and the Interim NWQ Agreement and voted to recommend their approval by the Fund's shareholders.


VOTE REQUIRED


     Only shareholders of NWQ Large Cap Portfolio will vote whether to approve the New NWQ Agreement and Interim NWQ Agreement for that Fund. Approval of Proposal No. 2 for the Fund requires an affirmative vote of the lesser of: (1) 67% or more of the Fund's shares present at the Meeting or represented by proxy if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

     THE BOARD OF TRUSTEES, INCLUDING A MAJORITY OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR" BOTH THE INTERIM AND NEW NWQ AGREEMENTS UNDER PROPOSAL NO. 2.


                              GENERAL INFORMATION

OTHER MATTERS TO COME BEFORE THE MEETING

     The Trust's Management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

SECTION 15(f) OF THE INVESTMENT COMPANY ACT


     The agreement relating to the acquisition of Nvest by CDC AM provides that CDC AM and its immediate parent company will (subject to certain qualifications), use their reasonable best efforts to assure compliance with
Section 15(f) of the Investment Company Act. In addition, UAM and Old Mutual will use their reasonable best efforts to assure compliance with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any affiliated persons thereof to receive any amount or benefit in connection with a transaction that results in a change in control of or identity of the investment adviser to an investment company as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). Second, during the three-year period immediately following the change of control, at least 75% of the investment company's board of directors must not be "interested persons" of the investment adviser or the predecessor investment adviser within the meaning of the 1940 Act.

VOTING RIGHTS

     This Proxy Statement, and the accompanying solicitation of voting instructions, is being sent to variable life insurance policyholders and variable annuity contract holders whose policies or contracts are funded by the separate accounts that invest in the Trust's Jurika & Voyles Core Equity Portfolio or NWQ Large Cap Portfolio. The number of shares as to which voting instructions may be given under a policy or contract is determined by the number of full and fractional shares of each Fund held in a separate account with respect to that particular policy or contract.

     Each Fund's shareholders of record (which are the insurance companies that invest in the shares) at the close of business on October 13, 2000 (the "Record Date") will be entitled to be present and vote at the Meeting with respect to shares of the Fund owned as of such Record Date. For each Fund, as of the Record Date, the total number of shares outstanding and entitled to vote was:


Jurika & Voyles Core Equity
  Portfolio:....................  3,687,837.169 shares
NWQ Large Cap Portfolio:........  16,200,449.484 shares


     A majority of the outstanding shares of each Fund on the Record Date, represented in person or by proxy, must be present to constitute a quorum. If a quorum is not present at the Meeting, or if a quorum is present but, at the Meeting, sufficient votes to approve any or all of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received with respect to a Proposal. Any adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. The persons named in the enclosed proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal that has not been adopted, will vote against any adjournments those proxies required to be voted against any Proposal that has not been adopted, and will not vote any proxies that direct them to abstain from voting on such Proposals.

     The Travelers, through certain of its separate accounts, own all of the shares of each Fund and has undertaken to vote its shares in accordance with voting instructions received on a timely basis from the holders of variable life insurance policies and variable annuity contracts who have allocated amounts to one or more of the separate account subdivisions, or sub-accounts, that invest in each Fund. Each insurance company will vote the shares of a Fund for which no timely instructions are received, and any shares owned by separate accounts funding qualified plans, in proportion to the voting instructions that are received with respect to all policies and contracts participating in the Fund. Voting Instruction Forms that are properly executed and returned but that have no voting designation with respect to a Proposal will be voted "For" the Proposal.

     Voting instructions may be revoked at any time prior to close of business on November 29, 2000 (the deadline set forth above for timely receipt of voting instructions), by executing and delivering later-dated signed voting instructions to your insurance company.

     To the knowledge of management of the Trust, as of the Record Date, no trustee of the Trust owned 1% or more of the outstanding shares of any Fund, and the officers and trustees of the Trust own, as a group, less than 1% of the shares of each Fund.

SERVICE PROVIDERS


     The Trust has no underwriter or distributor. The Travelers Insurance Company, One Tower Square, Hartford, Connecticut 06183 serves as the Trust's administrator. SSB Citi Fund Management LLC, an affiliate of Travelers Insurance, serves as subadministrator to the Trust and is compensated by The Travelers Insurance Company.


SHAREHOLDER PROPOSALS


     The Trusts do not have annual or any other regularly scheduled meetings of Shareholders, and currently have no plans to hold another meeting of Shareholders of the Trusts. Special Meetings of the Shareholders may be called by the Trustees upon the written request of Shareholders owning at least 25% of the outstanding shares entitled to vote and such written Shareholder requests must be received by the Trusts' Secretary at One Tower Square, Hartford, Connecticut 06183 within a reasonable time before the solicitation is made.


     It is suggested that beneficial shareholders submit their proposals for a subsequent shareholder meeting by Certified Mail -- Return Receipt Requested by December 31, 2000. The Securities and Ex-change Commission has adopted certain requirements that apply to any proposals of shareholders.

AFFILIATED BROKERAGE


     During the last fiscal year, the Trust on behalf of the NWQ Large Cap Portfolio paid Broker commissions to an affiliated broker-dealer in the amount shown, which constituted the percentage of the Account's total brokerage commissions for the fiscal year shown:



                                    AGGREGATE AMOUNT OF      % OF AGGREGATE
                         TOTAL      COMMISSIONS PAID TO    COMMISSIONS PAID TO
      FUND NAME        COMMISSION   AN AFFILIATED BROKER    AFFILIATED BROKER
---------------------  ----------   --------------------   -------------------
NWQ Large Cap
  Portfolio             $29,467          $ 318.00(1)               .82%


---------------

(1) Salomon Smith Barney Inc. is affiliated with TAMIC, the investment adviser to the Trust.



The Jurika & Voyles Core Equity Portfolio did not pay any commission to an affiliated broker dealer during the last fiscal year.



REPORTS TO SHAREHOLDERS


     The Trust will furnish, without charge, a copy of its Annual Report and Semi-Annual Report upon request. To request a copy of either report, please contact the Trust at its address specified above.

OFFICERS OF THE TRUST

        NAME                    TITLE            POSITION HELD SINCE
        ----                    -----            -------------------
Heath B. McLendon       Chairman and President   January 27, 1995
Ernest J. Wright        Secretary                October 21, 1994
Kathleen A. McGah       Assistant Secretary      January 27, 1995
Lewis E. Daidone        Treasurer                October 25, 1996
Irving David            Controller               October 25, 1996
Barbara Brinn           Assistant Controller     October 25, 1996
James Crowley           Assistant Controller     April 19, 2000
Paul Brook              Assistant Treasurer      April 19, 2000
Marianne Motley         Assistant Treasurer      October 25, 1996

     IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTION FORM IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                                                      APPENDIX A


                                    FORM OF
                       INVESTMENT SUB-ADVISORY AGREEMENT
                              ENTERED INTO BETWEEN
              TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC
                                      AND
                             JURIKA & VOYLES, L.P.

     This Investment Sub-Advisory Agreement (the "Agreement") is entered into as
of the           day of           , 2000, by and between Travelers Asset
Management International Company LLC a limited liability company duly organized and existing under the laws of the state of New York ("TAMIC"), and Jurika & Voyles, L.P., a limited partnership duly organized and existing under the laws of the state of Delaware (the "Sub-Adviser").

     WHEREAS, TAMIC has entered into an Investment Advisory Agreement dated July 20, 1998, (the "Investment Advisory Agreement") with The Travelers Series Trust (a Massachusetts business trust, hereinafter referred to as the "Trust"). A copy of such agreement is attached as Exhibit A hereto, pursuant to which TAMIC provides investment management and advisory services to the Trust; and

     WHEREAS, the Investment Advisory Agreement provides that TAMIC may engage a duly organized sub-adviser, to furnish investment information, services and advice to assist TAMIC in carrying out its responsibilities under the Investment Advisory Agreement; and

     WHEREAS, TAMIC desires to retain Sub-Adviser to render investment advisory services to TAMIC in the manner and on the terms set forth in this Agreement, and the Sub-Adviser desires to provide such investment advisory services.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, TAMIC and Sub-Adviser agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF TAMIC

     TAMIC represents and warrants to the Sub-Adviser as follows:

     a. TAMIC is registered with the SEC as an investment adviser under the Advisers Act;

     b. TAMIC is registered and licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so licensed, except in such jurisdictions where the failure to be so licensed would not have a material effect on its business;

     c. TAMIC is a corporation duly organized and validly existing under the laws of the State of New York with the power to own and possess its assets and carry on its business as it is now being conducted;

     d. The execution, delivery and performance by TAMIC of this Agreement are within TAMIC's powers and have been duly authorized by all necessary action on the part of its directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of TAMIC for the execution, delivery and performance of this Agreement by the parties hereto, and the execution, delivery and performance of this Agreement by the parties hereto does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) TAMIC's Limited Liability Agreement, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon TAMIC;

     e. This Agreement is a valid and binding Agreement of TAMIC;

     f. TAMIC has provided the Sub-Adviser with a copy of its Form ADV as most recently filed with the SEC and will, within a reasonable time after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendments to the Sub-Adviser. The information contained in TAMIC's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under this they were made, not misleading;

     g. TAMIC acknowledges that it received a copy of the Sub-Adviser's Form ADV at least 48 hours prior to the execution of this Agreement and has delivered a copy of the same to the Trust; and

2. REPRESENTATIONS AND WARRANTIES OF SUB-ADVISER

     The Sub-Adviser hereby represents and warrants to TAMIC that:

     a. The Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act;

     b. The Sub-Adviser is registered or licensed as an investment adviser under the laws of jurisdictions in which its activities require it to be so registered or licensed, except where the failure to be so licensed would not have a material adverse effect on its business;

     c. The Sub-Adviser is a limited partnership duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

     d. The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser's powers and have been duly authorized by all necessary action on the part of its directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance of this Agreement by the parties hereto, and the execution, delivery and performance of this Agreement by the parties hereto does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser's Limited Partnership Agreement, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Sub-Adviser;

     e. This Agreement is a valid and binding Agreement of the Sub-Adviser;

     f. The Sub-Adviser has provided TAMIC with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendments to the Adviser. The information contained in the Sub-Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

     g. The Sub-Adviser acknowledges that it received a copy of TAMIC's Form ADV at least 48 hours prior to the execution of this Agreement.

3. INVESTMENT DESCRIPTION APPOINTMENT

     The Trust, which is divided into series including the segment known as the Jurika & Voyles Core Equity Portfolio ( the "Portfolio") desires to employ its capital relating to the Portfolio by investing and reinvesting in investments of the kind and in accordance with the investment(s), policies and limitations specified in the prospectus (the "Prospectus") and the statement of additional information (the "SAI") filed with the Securities and Exchange Commission (the "SEC") as part of the Trust's Registration Statement on Form N-1A, as amended or supplemented from time to time, and in the manner and to the extent as may from time to time be approved by the Board of Trustees of the Trust (the "Board"). TAMIC will supply copies of the Prospectus and the SAI to the Sub-Adviser promptly after the Trust's Registration Statement is declared effective. TAMIC agrees promptly to provide copies of all amendments and supplements to the current Prospectus and the SAI, and copies of any procedures adopted by the Board applicable to the Sub-Adviser and any amendments thereto (the "Board Procedures"), to the Sub-Adviser on an on-going basis. Until TAMIC delivers any such amendment or supplement or Board Procedures, the Sub-Adviser shall be fully protected in relying on the Prospectus and SAI and any Board Procedures, if any, as previously furnished to the Sub-Adviser. In addition, TAMIC shall furnish the Sub-Adviser with a certified copy of any financial statement or report prepared for the Trust with respect to the Portfolio by certified or independent public accountants, and with copies of any financial statements or reports made by the Trust to shareholders or to any state or federal regulatory agency. TAMIC shall also inform the Sub-Adviser of the results of any audits or examinations by regulatory authorities pertaining to the Portfolio. TAMIC further agrees to furnish the Sub-Adviser with any materials or information that the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

     TAMIC and the Trust desire to employ and hereby appoint the Sub-Adviser to act as the sub-investment adviser to the Portfolio. Subject to the terms and conditions of this Agreement, Sub-Adviser accepts the appointment and agrees to furnish the services for the compensation and for the term set forth below. Except as specified herein, the Sub-Adviser agrees that it shall not delegate any material obligation assumed pursuant to this Agreement to any third party without first obtaining the written consent of both the Trust and TAMIC.

4. SERVICES AS SUB-ADVISER

     Subject to the supervision, direction and approval of the Board and TAMIC, the Sub-Adviser shall conduct a continual program of investment, evaluation and, if appropriate in its view, the sale and reinvestment of the Portfolio's assets. The Sub-Adviser is authorized, in its sole discretion and without prior consultation with TAMIC, to: (a) obtain and evaluate pertinent economic, financial, and other information affecting the economy generally and certain companies as such information relates to securities which are purchased for or considered for purchase in the Portfolio; (b) manage the Portfolio's assets in accordance with the Portfolio's investment objective(s) and policies as stated in the Prospectus and the SAI; (c) make investment decisions for the Portfolio;
(d) place purchase and sale orders for portfolio transactions on behalf of the Portfolio and manage otherwise uninvested cash assets of the Portfolio; (e) price such Portfolio securities as TAMIC and Sub-Adviser shall mutually agree upon from time to time; (f) execute account documentation, agreements, contracts and other documents as the Sub-Adviser deems appropriate and are requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Portfolio (in such respect, and only for this limited purpose, the Sub-Adviser shall act as TAMIC's and the Trust's agent and attorney-in-fact); (g) employ professional portfolio managers and securities analysts who provide research services to the Portfolio; and (h) regularly report to TAMIC and to the Board with respect to its subadvisory activities. The Sub-Adviser shall execute trades, and in general take such action as is appropriate to effectively manage the Portfolio's investment practices.

     In addition, (i) the Sub-Adviser shall furnish TAMIC daily information concerning portfolio transactions and quarterly and annual reports concerning transactions and performance of the Portfolio in such form as may be mutually agreed upon, and the Sub-Adviser agrees to review the Portfolio and discuss the management of it with TAMIC and the Board as either or both shall from time to time reasonably request.

     (ii) Unless TAMIC gives the Sub-Adviser written instructions to the contrary, the Sub-Adviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Portfolio's shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio may be invested, but shall not be liable to TAMIC for the votes cast or the failure to vote.

     (iii) The Sub-Adviser shall maintain and preserve such records related to the Portfolio's transactions as are required to be maintained by an invetment adviser under any applicable state or federal securities law or regulation including: the Investment Company Act of 1940, as amended (the "1940 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the Investment Advisers Act of 1940, as amended (the "Advisers Act"). TAMIC shall maintain and preserve all books and other records not related to the Portfolio's transactions as required under such rules. The Sub-Adviser shall timely furnish to TAMIC all information relating to the Sub-Adviser's services hereunder reasonably requested by TAMIC to keep and preserve the books and records of the Trust. The Sub-Adviser agrees that all records which it maintains for the Portfolio are the property of the Trust and the Sub-Adviser will surrender promptly to the Trust copies of any of such records.

     (iv) The Sub-Adviser shall maintain compliance procedures for the Portfolio that it reasonably believes are adequate to ensure the Portfolio's compliance with: (i) the 1940 Act and the rules and regulations promulgated thereunder; and
(ii) the Portfolio's investment objective(s) and policies as stated in the Prospectus and SAI. TAMIC will provide periodic checklists upon which Sub-Adviser will rely. The Sub-Adviser shall notify TAMIC immediately upon detection of any material breach of such compliance procedures. The Sub-Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the Investment Advisers Act of 1940.

     (v) The Sub-Adviser shall maintain a written code of ethics (the "Code of Ethics") that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, a copy of which it will provide to TAMIC or the Trust upon any reasonable request. The Sub-Adviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Sub-Adviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Sub-Adviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988. The Sub-Adviser shall submit on a quarterly basis to the Board and TAMIC a written certificate of compliance with the Code of Ethics.

     (vi) The Sub-Adviser shall manage the investment and reinvestment of the assets of the Portfolio in a manner consistent with the diversification requirements of Section 817 and Section 851 of the Internal Revenue Code of 1986, as amended (the "IRC"). The Sub-Adviser will also manage the investments of the Portfolio in a manner consistent with any and all investment restrictions (including diversification requirements) contained in the 1940 Act and any applicable state securities law or regulation. TAMIC will provide periodic checklists upon which Sub-Adviser will rely.

     (viii) The Sub-Adviser shall submit on a quarterly basis to the Board and TAMIC a written certification detailing any variation from applicable investment objectives, practices, policies or procedures, or from its Code of Ethics.

5. BROKERAGE

     In selecting brokers or dealers (including, if permitted by applicable law and appropriate Board Procedures, any broker or dealer affiliated with either TAMIC or the Sub-Adviser) to execute transactions on behalf of the Portfolio, the Sub-Adviser will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser will consider factors it deems relevant, including, but not limited to, the breadth and nature of the market in the security, the price of the security, the size of the order, the timing of the transaction, the difficulty of the transaction, the reputation, experience, financial condition and execution capability of the broker or dealer, the quality of the service and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) provided to the Portfolio and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion. Nothing in this paragraph shall be deemed to prohibit the Sub-Adviser from paying an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker, or dealer would have charged for effecting that transaction, if the Sub-Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Portfolio and/or other accounts over which the Sub-Adviser or its affiliate exercise investment discretion.

     To the extent consistent with the applicable law, Sub-Adviser may aggregate purchase or sell orders for the Portfolio with contemporaneous purchase or sell orders of other clients of Sub-Adviser or its affiliated persons. In such event, allocation of Securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Sub-Adviser in the manner Sub-Adviser considers to be the most equitable and consistent with its and its affiliates' fiduciary obligations to the Portfolio and to such other clients. TAMIC hereby acknowledges that such aggregations of orders may not result in a more favorable price or lower brokerage commissions in all instances.

6. INFORMATION AND REPORTS

     (a) TAMIC will provide Sub-Adviser with a list, to the best of TAMIC's knowledge, of all affiliated persons of TAMIC (and any affiliated person of such an affiliated person) and will promptly update the list whenever TAMIC becomes aware of any additional affiliated persons.

     (b) The Sub-Adviser will maintain books and records relating to its management of the Portfolio under its customary procedures and in compliance with applicable regulations under the 1940 Act and the Advisers Act. Sub-Adviser will permit TAMIC to inspect such books and records at all reasonable times during normal business hours, upon reasonable notice. Sub-Adviser agrees that all records which it maintains for the Portfolio are the property of the Trust and Sub-Adviser will surrender promptly to the Trust copies of any such records upon request by the Trust or TAMIC.

     (c) Prior to each Board meeting, Sub-Adviser will provide TAMIC and the Board with reports regarding its management of the Portfolio during the interim period, in such form as may be mutually agreed upon by Sub-Adviser and TAMIC. Sub-Adviser will also provide TAMIC with any information regarding its management of the Portfolio required for any Board Meeting, any shareholder report, amended registration statement or prospectus supplement filed by the

         Portfolio with the SEC. Sub-Adviser will submit on a quarterly basis to the Board and TAMIC a written certification detailing any variation from applicable investment policies or procedure, or any material violation from its Code of Ethics.

7. COMPENSATION

     In consideration of the services rendered pursuant to this Agreement, TAMIC will pay the Sub-Adviser an annual fee calculated at the rate of .375% of the Portfolio's average daily net assets. These fees are calculated daily and paid monthly. The Sub-Adviser shall have no right to obtain compensation directly from the Trust or the Portfolio for services provided hereunder and agrees to look solely to TAMIC for payment of fees due. The fee for the period from the Effective Date (defined below) of the Agreement to the end of the month during which the Effective Date occurs shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Adviser, the value of the Portfolio's net assets shall be computed at the times and in the manner specified in the Prospectus and/or the SAI.

8. EXPENSES

     The Sub-Adviser shall bear all expenses in connection with the performance of its services under this Agreement. In no event will the Sub-Adviser bear brokerage costs, custodian fees, auditors fees or other expenses to be borne by the Portfolio or the Trust. The Portfolio will bear certain other expenses to be incurred in its operation, including, but not limited to, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's trustees other than those who are "interested persons" of the Trust, TAMIC, the Sub-Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws;
(vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) insurance premiums for fidelity bond and other coverage; (x) investment management fees; (xi) expenses of typesetting for printing prospectuses and statements of additional information and supplements thereto; (xii) expense of printing and mailing prospectuses and statements of additional information and supplements thereto; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and legal obligations that the Portfolio may have to indemnify the Trust's trustees, officers and/or employees or agents with respect thereto. The Portfolio shall assume all other expenses not specifically assumed by the Sub-Adviser or by TAMIC under the Investment Advisory Agreement entered into between TAMIC and the Trust.

9. STANDARD OF CARE

     The Sub-Adviser shall exercise reasonable care and in a manner consistent with applicable federal and state laws and regulations in rendering the services it agrees to provide under this Agreement. Neither the Sub-Adviser nor its officers, directors, employees, agents, partners, affiliated person, legal representatives or persons controlled by it (collectively, the "Related Persons") shall be liable for or subject to any damages, expenses, or losses in connection with any error of judgment or mistake of law or for any loss suffered by the Trust, the Portfolio or TAMIC or any shareholder, director, trustee or officer thereof, in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to TAMIC, the Trust or to the shareholders of the Trust to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's disregard of its obligations and duties under this Agreement.

10. LIMITATION OF LIABILITY

     Except as may otherwise be provided by the 1940 Act or federal securities laws, neither TAMIC or Sub-Adviser, nor any of their officers, directors, employees, agents or partners shall be subject to any liability or subject to any damages, expenses, or losses in connection with any error of judgment, mistake of law, or any loss to each other or the Trust arising out of any investment or other act or omission in the course of, connected with, or arising out of any services to be rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance if its duties or by reason of reckless disregard of its obligations and duties under this Agreement. TAMIC shall hold harmless and indemnify Sub-Adviser against any loss, liability, claim, cost, damage or expense (including reasonable investigation and defense costs and reasonable attorneys fees and costs) arising by reason of any matter to which this Agreement relates unless the Sub-Adviser is gross negligent in the performance of its duties or it has reckless disregard of its obligations and duties under this Agreement. The Sub-Adviser shall hold harmless the Trust and TAMIC for any loss, liability, cost, damage, or expenses arising from any claim resulting from the Sub-Adviser's gross negligence in connection with the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

     Promptly after receipt of notice of the commencement of any action by a party seeking to be indemnified under this Section 10 (the "Indemnified Party"), the Indemnified Party shall, if a claim in respect thereof is to be made against a party against whom indemnification is sought under this Section 10 (the "Indemnifying Party"), notify the Indemnifying Party in writing of the commencement thereof; but the omission to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which it may have to any Indemnified Party otherwise than under the provisions hereof, and shall relieve it from liability hereunder only to the extent that such omission results in the forfeiture by the Indemnifying Party of rights or defenses with respect to such action.

     In any action or proceeding, following provision of proper notice by the Indemnified Party of the existence of such action, the Indemnifying Party shall be entitled to participate in any such action and, to the extent that it shall wish, participate jointly with any other Indemnifying Party similarly notified, to assume the defense thereof, with counsel of its choice (unless any conflict of interest requires the appointment of separate counsel), and after notice from the Indemnifying Party to such Indemnified Party of its election to assume the defense of the action, the Indemnifying Party shall not be liable to such Indemnified Party hereunder for any legal expense of the other counsel subsequently incurred without the Indemnifying Party's consent by such Indemnified Party in connection with the defense thereof. The Indemnified Party shall cooperate in the defense or settlement of claims so assumed. The Indemnifying Party shall not be liable hereunder for the settlement by the Indemnified Party for any claim or demand unless it has previously approved the settlement or it has been notified of such claim or demand and has failed to provide a defense in accordance with the provisions hereof. In the event that any proceeding against the Indemnifying Party shall be commenced by the Indemnified Party in connection with this Agreement, or the transactions contemplated hereunder, and such proceeding shall be finally determined by a court of competent jurisdiction in favor of the Indemnifying Party, the Indemnified Party shall be liable to the Indemnifying Party for any reasonable attorney's fees and court costs relating to such proceedings.

     The indemnifications provided in this Section 10 shall survive the termination of this Agreement.

11. TERM OF AGREEMENT

     This Agreement shall become effective as of the date first written above, (the "Effective Date") and shall continue for an initial two-year term and shall continue thereafter so long as such continuance is specifically approved at least annually as required by the 1940 Act. This Agreement is terminable, without penalty, on 60 days' written notice, by the Board or by vote of holders of a majority (as defined in the 1940 Act and the rules thereunder) of the outstanding voting securities of the Portfolio, or upon 60 days' written notice, by the Sub-Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

     If the Board of Trustees, or the holders of a majority (as defined in the 1940 Act and the rules thereunder) of the outstanding voting securities of the Portfolio, fails to approve the Agreement or any continuance of the Agreement, Sub-Adviser will continue to act as investment Sub-Adviser with respect to the Portfolio pending the required approval of the Agreement or its continuance or of any contract with Sub-Adviser or a different adviser or subadviser or other definitive action, provided that the compensation received by Sub-Adviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

12. SERVICES TO OTHER COMPANIES OR ACCOUNTS

     TAMIC understands that the Sub-Adviser and its affiliates act, will continue to act and may act in the future as investment manager or adviser to fiduciary and other managed accounts, as an investment manager or adviser to other investment companies, including any offshore entities, or accounts. TAMIC has no objection to the Sub-Adviser and its affiliates so acting, provided that whenever the Portfolio and one or more other investment companies or accounts managed or advised by the Sub-Adviser and its affiliates have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. TAMIC recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolio. In addition, TAMIC understands that the persons employed by the Sub-Adviser to assist in the performance of the Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. This Agreement shall not in any way limit or restrict Sub-Adviser or any of its directors, officers, employees, or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by Sub-Adviser of its duties and obligations under this Agreement.

13. COOPERATION WITH REGULATORY AUTHORITIES OR OTHER ACTIONS

     The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

14. COMPLIANCE WITH APPLICABLE LAW

     The Sub-Adviser agrees to conduct itself in a manner consistent with applicable laws and regulations, including but not limited to Sections 5(b), 12, 17, 18, and 36 of the 1940 Act. The Sub-Adviser shall ensure that its activities are conducted in a manner consistent with a Code of Ethics maintained pursuant to Section 17j-1 of the 1940 Act.

15. MISCELLANEOUS

     This Agreement may be signed in one or more counterpart.

     Each party to this Agreement represents and warrants that it is validly existing and taken all necessary action to obtain the requisite authority to enter into this Agreement and to perform the duties contemplated herein.

     The Trust represents that a copy of the Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts.

     This Agreement shall be governed by the laws of the State of Connecticut.

     Each party agrees to comply with all applicable reporting requirements pursuant to state and federal laws and regulations.

     All representations and warranties made by the Sub-Adviser and TAMIC herein shall survive for the duration of this Agreement and the parties hereto shall immediately notify, but in no event later than five (5) days, each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

16. USE OF NAME

     The Trust and TAMIC, together with its subsidiaries and affiliates may use the names "Jurika & Voyles, L.P." or "Jurika & Voyles" or any derivative thereof or logo associated therewith in offering materials of the Portfolio only with the prior approval of the Sub-Adviser and only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect. At such time as this Agreement shall no longer be in effect, the Trust and TAMIC together with its subsidiaries and affiliates each agree that they shall cease to use such names or any other name indicating that it is advised by or otherwise connected with the Sub-Adviser and shall promptly change its name accordingly. The Trust acknowledges that it has adopted the name "Jurika & Voyles L.P." or "Jurika & Voyles" or any derivative thereof or logo associated therewith in offering materials of the Portfolio only with the prior approval of the Sub-Adviser and through permission of the Sub-Adviser, and agrees that the Sub-Adviser reserves to itself and any successor to its business the right to grant the non-exclusive right to use the aforementioned names or any similar names to any other corporation or entity, including but not limited to any investment company of which the Sub-Adviser or any subsidiary or affiliate thereof or any successor to the business of any thereof shall be the investment advisor.

     IN WITNESS WHEREOF, the parties hereto have caused this Investment Sub-Advisory Agreement to be signed by their respective officials thereunto duly authorized as of the day and year first above written.
                                     TRAVELERS ASSET MANAGEMENT INTERNATIONAL
                                     COMPANY LLC

                                     By:

       -------------------------------------------------------------------------
                                     Its:

       -------------------------------------------------------------------------

                                     JURIKA & VOYLES, L.P.

                                     By:

       -------------------------------------------------------------------------
                                     Its:

       -------------------------------------------------------------------------

                                                                      APPENDIX B


                                    FORM OF
                   INTERIM INVESTMENT SUB-ADVISORY AGREEMENT
                              ENTERED INTO BETWEEN
              TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC
                                      AND
                             JURIKA & VOYLES, L.P.

     This Interim Investment Sub-Advisory Agreement (the "Agreement") is entered
into as of the           day of           , 2000, by and between Travelers Asset
Management International Company LLC a limited liability company duly organized and existing under the laws of the state of New York ("TAMIC"), and Jurika & Voyles, L.P., a limited partnership duly organized and existing under the laws of the state of Delaware (the "Sub-Adviser").

     WHEREAS, TAMIC has entered into an Investment Advisory Agreement dated July 20, 1998, (the "Investment Advisory Agreement") with The Travelers Series Trust (a Massachusetts business trust, hereinafter referred to as the "Trust"). A copy of such agreement is attached as Exhibit A hereto, pursuant to which TAMIC provides investment management and advisory services to the Trust; and

     WHEREAS, the Investment Advisory Agreement provides that TAMIC may engage a duly organized sub-adviser, to furnish investment information, services and advice to assist TAMIC in carrying out its responsibilities under the Investment Advisory Agreement; and

     WHEREAS, TAMIC desires to retain Sub-Adviser to render investment advisory services to TAMIC in the manner and on the terms set forth in this Agreement, and the Sub-Adviser desires to provide such investment advisory services.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, TAMIC and Sub-Adviser agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF TAMIC

     TAMIC represents and warrants to the Sub-Adviser as follows:

     a. TAMIC is registered with the SEC as an investment adviser under the Advisers Act;

     b. TAMIC is registered and licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so licensed, except in such jurisdictions where the failure to be so licensed would not have a material effect on its business;

     c. TAMIC is a corporation duly organized and validly existing under the laws of the State of New York with the power to own and possess its assets and carry on its business as it is now being conducted;

     d. The execution, delivery and performance by TAMIC of this Agreement are within TAMIC's powers and have been duly authorized by all necessary action on the part of its directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of TAMIC for the execution, delivery and performance of this Agreement by the parties hereto, and the execution, delivery and performance of this Agreement by the parties hereto does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) TAMIC's Limited Liability Agreement, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon TAMIC;

     e. This Agreement is a valid and binding Agreement of TAMIC;

     f. TAMIC has provided the Sub-Adviser with a copy of its Form ADV as most recently filed with the SEC and will, within a reasonable time after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendments to the Sub-Adviser. The information contained in TAMIC's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under this they were made, not misleading;

     g. TAMIC acknowledges that it received a copy of the Sub-Adviser's Form ADV at least 48 hours prior to the execution of this Agreement and has delivered a copy of the same to the Trust; and

2. REPRESENTATIONS AND WARRANTIES OF SUB-ADVISER

     The Sub-Adviser hereby represents and warrants to TAMIC that:

     a. The Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act;

     b. The Sub-Adviser is registered or licensed as an investment adviser under the laws of jurisdictions in which its activities require it to be so registered or licensed, except where the failure to be so licensed would not have a material adverse effect on its business;

     c. The Sub-Adviser is a limited partnership duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

     d. The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser's powers and have been duly authorized by all necessary action on the part of its directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance of this Agreement by the parties hereto, and the execution, delivery and performance of this Agreement by the parties hereto does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser's Limited Partnership Agreement, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Sub-Adviser;

     e. This Agreement is a valid and binding Agreement of the Sub-Adviser;

     f. The Sub-Adviser has provided TAMIC with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendments to the Adviser. The information contained in the Sub-Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

     g. The Sub-Adviser acknowledges that it received a copy of TAMIC's Form ADV at least 48 hours prior to the execution of this Agreement.

3. INVESTMENT DESCRIPTION APPOINTMENT

     The Trust, which is divided into series including the segment known as the Jurika & Voyles Core Equity Portfolio ( the "Portfolio") desires to employ its capital relating to the Portfolio by investing and reinvesting in investments of the kind and in accordance with the investment(s), policies and limitations specified in the prospectus (the "Prospectus") and the statement of additional information (the "SAI") filed with the Securities and Exchange Commission (the "SEC") as part of the Trust's Registration Statement on Form N-1A, as amended or supplemented from time to time, and in the manner and to the extent as may from time to time be approved by the Board of Trustees of the Trust (the "Board"). TAMIC will supply copies of the Prospectus and the SAI to the Sub-Adviser promptly after the Trust's Registration Statement is declared effective. TAMIC agrees promptly to provide copies of all amendments and supplements to the current Prospectus and the SAI, and copies of any procedures adopted by the Board applicable to the Sub-Adviser and any amendments thereto (the "Board Procedures"), to the Sub-Adviser on an on-going basis. Until TAMIC delivers any such amendment or supplement or Board Procedures, the Sub-Adviser shall be fully protected in relying on the Prospectus and SAI and any Board Procedures, if any, as previously furnished to the Sub-Adviser. In addition, TAMIC shall furnish the Sub-Adviser with a certified copy of any financial statement or report prepared for the Trust with respect to the Portfolio by certified or independent public accountants, and with copies of any financial statements or reports made by the Trust to shareholders or to any state or federal regulatory agency. TAMIC shall also inform the Sub-Adviser of the results of any audits or examinations by regulatory authorities pertaining to the Portfolio. TAMIC further agrees to furnish the Sub-Adviser with any materials or information that the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

     TAMIC and the Trust desire to employ and hereby appoint the Sub-Adviser to act as the sub-investment adviser to the Portfolio. Subject to the terms and conditions of this Agreement, Sub-Adviser accepts the appointment and agrees to furnish the services for the compensation and for the term set forth below. Except as specified herein, the Sub-Adviser agrees that it shall not delegate any material obligation assumed pursuant to this Agreement to any third party without first obtaining the written consent of both the Trust and TAMIC.

4. SERVICES AS SUB-ADVISER

     Subject to the supervision, direction and approval of the Board and TAMIC, the Sub-Adviser shall conduct a continual program of investment, evaluation and, if appropriate in its view, the sale and reinvestment of the Portfolio's assets. The Sub-Adviser is authorized, in its sole discretion and without prior consultation with TAMIC, to: (a) obtain and evaluate pertinent economic, financial, and other information affecting the economy generally and certain companies as such information relates to securities which are purchased for or considered for purchase in the Portfolio; (b) manage the Portfolio's assets in accordance with the Portfolio's investment objective(s) and policies as stated in the Prospectus and the SAI; (c) make investment decisions for the Portfolio;
(d) place purchase and sale orders for portfolio transactions on behalf of the Portfolio and manage otherwise uninvested cash assets of the Portfolio; (e) price such Portfolio securities as TAMIC and Sub-Adviser shall mutually agree upon from time to time; (f) execute account documentation, agreements, contracts and other documents as the Sub-Adviser deems appropriate and are requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Portfolio (in such respect, and only for this limited purpose, the Sub-Adviser shall act as TAMIC's and the Trust's agent and attorney-in-fact); (g) employ professional portfolio managers and securities analysts who provide research services to the Portfolio; and (h) regularly report to TAMIC and to the Board with respect to its subadvisory activities. The Sub-Adviser shall execute trades, and in general take such action as is appropriate to effectively manage the Portfolio's investment practices.

     In addition, (i) the Sub-Adviser shall furnish TAMIC daily information concerning portfolio transactions and quarterly and annual reports concerning transactions and performance of the Portfolio in such form as may be mutually agreed upon, and the Sub-Adviser agrees to review the Portfolio and discuss the management of it with TAMIC and the Board as either or both shall from time to time reasonably request.

     (ii) Unless TAMIC gives the Sub-Adviser written instructions to the contrary, the Sub-Adviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Portfolio's shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio may be invested, but shall not be liable to TAMIC for the votes cast or the failure to vote.

     (iii) The Sub-Adviser shall maintain and preserve such records related to the Portfolio's transactions as are required to be maintained by an invetment adviser under any applicable state or federal securities law or regulation including: the Investment Company Act of 1940, as amended (the "1940 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the Investment Advisers Act of 1940, as amended (the "Advisers Act"). TAMIC shall maintain and preserve all books and other records not related to the Portfolio's transactions as required under such rules. The Sub-Adviser shall timely furnish to TAMIC all information relating to the Sub-Adviser's services hereunder reasonably requested by TAMIC to keep and preserve the books and records of the Trust. The Sub-Adviser agrees that all records which it maintains for the Portfolio are the property of the Trust and the Sub-Adviser will surrender promptly to the Trust copies of any of such records.

     (iv) The Sub-Adviser shall maintain compliance procedures for the Portfolio that it reasonably believes are adequate to ensure the Portfolio's compliance with: (i) the 1940 Act and the rules and regulations promulgated thereunder; and
(ii) the Portfolio's investment objective(s) and policies as stated in the Prospectus and SAI. TAMIC will provide periodic checklists upon which Sub-Adviser will rely. The Sub-Adviser shall notify TAMIC immediately upon detection of any material breach of such compliance procedures. The Sub-Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the Investment Advisers Act of 1940.

     (v) The Sub-Adviser shall maintain a written code of ethics (the "Code of Ethics") that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, a copy of which it will provide to TAMIC or the Trust upon any reasonable request. The Sub-Adviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Sub-Adviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Sub-Adviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988. The Sub-Adviser shall submit on a quarterly basis to the Board and TAMIC a written certificate of compliance with the Code of Ethics.

     (vi) The Sub-Adviser shall manage the investment and reinvestment of the assets of the Portfolio in a manner consistent with the diversification requirements of Section 817 and Section 851 of the Internal Revenue Code of 1986, as amended (the "IRC"). The Sub-Adviser will also manage the investments of the Portfolio in a manner consistent with any and all investment restrictions (including diversification requirements) contained in the 1940 Act and any applicable state securities law or regulation. TAMIC will provide periodic checklists upon which Sub-Adviser will rely.

     (viii) The Sub-Adviser shall submit on a quarterly basis to the Board and TAMIC a written certification detailing any variation from applicable investment objectives, practices, policies or procedures, or from its Code of Ethics.

5. BROKERAGE

     In selecting brokers or dealers (including, if permitted by applicable law and appropriate Board Procedures, any broker or dealer affiliated with either TAMIC or the Sub-Adviser) to execute transactions on behalf of the Portfolio, the Sub-Adviser will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser will consider factors it deems relevant, including, but not limited to, the breadth and nature of the market in the security, the price of the security, the size of the order, the timing of the transaction, the difficulty of the transaction, the reputation, experience, financial condition and execution capability of the broker or dealer, the quality of the service and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) provided to the Portfolio and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion. Nothing in this paragraph shall be deemed to prohibit the Sub-Adviser from paying an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker, or dealer would have charged for effecting that transaction, if the Sub-Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Portfolio and/or other accounts over which the Sub-Adviser or its affiliate exercise investment discretion.

     To the extent consistent with the applicable law, Sub-Adviser may aggregate purchase or sell orders for the Portfolio with contemporaneous purchase or sell orders of other clients of Sub-Adviser or its affiliated persons. In such event, allocation of Securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Sub-Adviser in the manner Sub-Adviser considers to be the most equitable and consistent with its and its affiliates' fiduciary obligations to the Portfolio and to such other clients. TAMIC hereby acknowledges that such aggregations of orders may not result in a more favorable price or lower brokerage commissions in all instances.

6. INFORMATION AND REPORTS

     (a) TAMIC will provide Sub-Adviser with a list, to the best of TAMIC's knowledge, of all affiliated persons of TAMIC (and any affiliated person of such an affiliated person) and will promptly update the list whenever TAMIC becomes aware of any additional affiliated persons.

     (b) The Sub-Adviser will maintain books and records relating to its management of the Portfolio under its customary procedures and in compliance with applicable regulations under the 1940 Act and the Advisers Act. Sub-Adviser will permit TAMIC to inspect such books and records at all reasonable times during normal business hours, upon reasonable notice. Sub-Adviser agrees that all records which it maintains for the Portfolio are the property of the Trust and Sub-Adviser will surrender promptly to the Trust copies of any such records upon request by the Trust or TAMIC.

     (c) Prior to each Board meeting, Sub-Adviser will provide TAMIC and the Board with reports regarding its management of the Portfolio during the interim period, in such form as may be mutually agreed upon by Sub-Adviser and TAMIC. Sub-Adviser will also provide TAMIC with any information regarding its management of the Portfolio required for any Board Meeting, any shareholder report, amended registration statement or prospectus supplement filed by the

         Portfolio with the SEC. Sub-Adviser will submit on a quarterly basis to the Board and TAMIC a written certification detailing any variation from applicable investment policies or procedure, or any material violation from its Code of Ethics.

7. COMPENSATION

     (a) In consideration of the services rendered pursuant to this Agreement, TAMIC will pay the Sub-Adviser a fee calculated at the annual rate of .375% of the Portfolio's average daily net assets. These fees are calculated daily and paid monthly. The Sub-Adviser shall have no right to obtain compensation directly from the Trust or the Portfolio for services provided hereunder and agrees to look solely to TAMIC for payment of fees due. The fee for the period from the Effective Date (defined below) of the Agreement to the end of the month during which the Effective Date occurs shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Adviser, the value of the Portfolio's net assets shall be computed at the times and in the manner specified in the Prospectus and/or the SAI.

     (b) For payment purposes under this Interim Investment Sub-Advisory Agreement and pursuant to the requirements of Rule 15a-4(b)(2)(vi)(A),
         (B), and (C), the fee payable under paragraph (a) of this Section shall be held in an interest-bearing escrow account with the Trust's custodian or a bank, and

          (i) if a majority of the Portfolio's outstanding voting securities approve the Interim Agreement between TAMIC and the Sub-Adviser by the end of the 150-day period, the amount in the escrow account (including interest earned) will be paid to the Sub-Adviser;

          (ii) if a majority of the Portfolio's outstanding voting securities do not approve the Interim Agreement with the Sub-Adviser, the Sub-Adviser will be paid, out of the escrow account, the lesser of: (A) any actual costs incurred in performing the Interim Agreement (plus interest earned on that amount while in escrow) (with any remaining amount reverting to the Portfolio; or (B) the total amount in the escrow account (plus interest earned).

8. EXPENSES

     The Sub-Adviser shall bear all expenses in connection with the performance of its services under this Agreement. In no event will the Sub-Adviser bear brokerage costs, custodian fees, auditors fees or other expenses to be borne by the Portfolio or the Trust. The Portfolio will bear certain other expenses to be incurred in its operation, including, but not limited to, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's trustees other than those who are "interested persons" of the Trust, TAMIC, the Sub-Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws;
(vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) insurance premiums for fidelity bond and other coverage; (x) investment management fees; (xi) expenses of typesetting for printing prospectuses and statements of additional information and supplements thereto;
(xii) expense of printing and mailing prospectuses and statements of additional information and supplements thereto; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and legal obligations that the Portfolio may have to indemnify the Trust's trustees, officers and/or employees or agents with respect thereto. The Portfolio shall assume all other expenses not specifically assumed by the Sub-Adviser or by TAMIC under the Interim Investment Advisory Agreement entered into between TAMIC and the Trust.

9. STANDARD OF CARE

     The Sub-Adviser shall exercise reasonable care and in a manner consistent with applicable federal and state laws and regulations in rendering the services it agrees to provide under this Agreement. Neither the Sub-Adviser nor its officers, directors, employees, agents, partners, affiliated person, legal representatives or persons controlled by it (collectively, the "Related Persons") shall be liable for or subject to any damages, expenses, or losses in connection with any error of judgment or mistake of law or for any loss suffered by the Trust, the Portfolio or TAMIC or any shareholder, director, trustee or officer thereof, in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to TAMIC, the Trust or to the shareholders of the Trust to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's disregard of its obligations and duties under this Agreement.

10. LIMITATION OF LIABILITY

     Except as may otherwise be provided by the 1940 Act or federal securities laws, neither TAMIC or Sub-Adviser, nor any of their officers, directors, employees, agents or partners shall be subject to any liability or subject to any damages, expenses, or losses in connection with any error of judgment, mistake of law, or any loss to each other or the Trust arising out of any investment or other act or omission in the course of, connected with, or arising out of any services to be rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance if its duties or by reason of reckless disregard of its obligations and duties under this Agreement. TAMIC shall hold harmless and indemnify Sub-Adviser against any loss, liability, claim, cost, damage or expense (including reasonable investigation and defense costs and reasonable attorneys fees and costs) arising by reason of any matter to which this Agreement relates unless the Sub-Adviser is gross negligent in the performance of its duties or it has reckless disregard of its obligations and duties under this Agreement. The Sub-Adviser shall hold harmless the Trust and TAMIC for any loss, liability, cost, damage, or expenses arising from any claim resulting from the Sub-Adviser's gross negligence in connection with the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

     Promptly after receipt of notice of the commencement of any action by a party seeking to be indemnified under this Section 10 (the "Indemnified Party"), the Indemnified Party shall, if a claim in respect thereof is to be made against a party against whom indemnification is sought under this Section 10 (the "Indemnifying Party"), notify the Indemnifying Party in writing of the commencement thereof; but the omission to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which it may have to any Indemnified Party otherwise than under the provisions hereof, and shall relieve it from liability hereunder only to the extent that such omission results in the forfeiture by the Indemnifying Party of rights or defenses with respect to such action.

     In any action or proceeding, following provision of proper notice by the Indemnified Party of the existence of such action, the Indemnifying Party shall be entitled to participate in any such action and, to the extent that it shall wish, participate jointly with any other Indemnifying Party similarly notified, to assume the defense thereof, with counsel of its choice (unless any conflict of interest requires the appointment of separate counsel), and after notice from the Indemnifying Party to such Indemnified Party of its election to assume the defense of the action, the Indemnifying Party shall not be liable to such Indemnified Party hereunder for any legal expense of the other counsel subsequently incurred without the Indemnifying Party's consent by such Indemnified Party in connection with the defense thereof. The Indemnified Party shall cooperate in the defense or settlement of claims so assumed. The Indemnifying Party shall not be liable hereunder for the settlement by the Indemnified Party for any claim or demand unless it has previously approved the settlement or it has been notified of such claim or demand and has failed to provide a defense in accordance with the provisions hereof. In the event that any proceeding against the Indemnifying Party shall be commenced by the Indemnified Party in connection with this Agreement, or the transactions contemplated hereunder, and such proceeding shall be finally determined by a court of competent jurisdiction in favor of the Indemnifying Party, the Indemnified Party shall be liable to the Indemnifying Party for any reasonable attorney's fees and court costs relating to such proceedings.

     The indemnifications provided in this Section 10 shall survive the termination of this Agreement.

11. TERM OF AGREEMENT

     This Agreement shall become effective as of the day that the change of control with respect to the Sub-Adviser becomes effective and shall continue thereafter for the earlier of no more than 150 days or until the date when a majority of the shareholders of the Portfolio have voted to approve this interim and the new Investment Sub-Advisory Agreement between TAMIC and the Sub-Adviser. This Agreement is terminable, without penalty, on no more than 10 calendar days' written notice to the Sub-Adviser, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act and the rules thereunder) of the outstanding voting securities of the Portfolio, or upon 60 days' written notice, by the Sub-Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

     If the Board of Trustees, or the holders of a majority (as defined in the 1940 Act and the rules thereunder) of the outstanding voting securities of the Portfolio, fails to approve the Interim Agreement, the Sub-Adviser will continue to act as investment subadviser with respect to the Portfolio pending the required approval of the Agreement or of any agreement with the Sub-Adviser or a different adviser or subadviser or other definitive action, provided that the compensation received by the Sub-Adviser or another subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

12. SERVICES TO OTHER COMPANIES OR ACCOUNTS

     TAMIC understands that the Sub-Adviser and its affiliates act, will continue to act and may act in the future as investment manager or adviser to fiduciary and other managed accounts, as an investment manager or adviser to other investment companies, including any offshore entities, or accounts. TAMIC has no objection to the Sub-Adviser and its affiliates so acting, provided that whenever the Portfolio and one or more other investment companies or accounts managed or advised by the Sub-Adviser and its affiliates have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. TAMIC recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolio. In addition, TAMIC understands that the persons employed by the Sub-Adviser to assist in the performance of the Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. This Agreement shall not in any way limit or restrict Sub-Adviser or any of its directors, officers, employees, or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by Sub-Adviser of its duties and obligations under this Agreement.

13. COOPERATION WITH REGULATORY AUTHORITIES OR OTHER ACTIONS

     The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

14. COMPLIANCE WITH APPLICABLE LAW

     The Sub-Adviser agrees to conduct itself in a manner consistent with applicable laws and regulations, including but not limited to Sections 5(b), 12, 17, 18, and 36 of the 1940 Act. The Sub-Adviser shall ensure that its activities are conducted in a manner consistent with a Code of Ethics maintained pursuant to Section 17j-1 of the 1940 Act.

15. MISCELLANEOUS

     This Agreement may be signed in one or more counterpart.

     Each party to this Agreement represents and warrants that it is validly existing and taken all necessary action to obtain the requisite authority to enter into this Agreement and to perform the duties contemplated herein.

     The Trust represents that a copy of the Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts.

     This Agreement shall be governed by the laws of the State of Connecticut.

     Each party agrees to comply with all applicable reporting requirements pursuant to state and federal laws and regulations.

     All representations and warranties made by the Sub-Adviser and TAMIC herein shall survive for the duration of this Agreement and the parties hereto shall immediately notify, but in no event later than five (5) days, each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

16. USE OF NAME

     The Trust and TAMIC, together with its subsidiaries and affiliates may use the names "Jurika & Voyles, L.P." or "Jurika & Voyles" or any derivative thereof or logo associated therewith in offering materials of the Portfolio only with the prior approval of the Sub-Adviser and only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect. At such time as this Agreement shall no longer be in effect, the Trust and TAMIC together with its subsidiaries and affiliates each agree that they shall cease to use such names or any other name indicating that it is advised by or otherwise connected with the Sub-Adviser and shall promptly change its name accordingly. The Trust acknowledges that it has adopted the name "Jurika & Voyles L.P." or "Jurika & Voyles" or any derivative thereof or logo associated therewith in offering materials of the Portfolio only with the prior approval of the Sub-Adviser and through permission of the Sub-Adviser, and agrees that the Sub-Adviser reserves to itself and any successor to its business the right to grant the non-exclusive right to use the aforementioned names or any similar names to any other corporation or entity, including but not limited to any investment company of which the Sub-Adviser or any subsidiary or affiliate thereof or any successor to the business of any thereof shall be the investment advisor.

     IN WITNESS WHEREOF, the parties hereto have caused this Interim Investment Sub-Advisory Agreement to be signed by their respective officials thereunto duly authorized as of the day and year first above written.

                                     TRAVELERS ASSET MANAGEMENT
                                     INTERNATIONAL COMPANY LLC

                                     By:

           ---------------------------------------------------------------------
                                     Its:

           ---------------------------------------------------------------------

                                     JURIKA & VOYLES, L.P.

                                     By:

           ---------------------------------------------------------------------
                                     Its:

           ---------------------------------------------------------------------

                                                                      APPENDIX C


     Jurika & Voyles Directors and Executive Officers:

         NAME                      J&V TITLE                   PRINCIPAL OCCUPATION
         ----           -------------------------------  --------------------------------
William K. Jurika       Chairman                         Same
Karl O. Mills           Vice Chairman and
                        Portfolio Manager                Same
Glenn C. Voyles         Director and
                        Portfolio Manager                Same
Christopher L. Bittman  Director, President and
                        Chief Executive Officer          Same
Mark J. Nuti            Senior Vice President and
                        Chief Operating Officer          Same
Address for above:      Jurika & Voyles, L.P.
                        1999 Harrison Street, Suite 700
                        Oakland, CA 94612
Peter S. Voss           Director                         Chairman and Chief Executive
                                                         Officer of Nvest, L.P.
G. Neal Ryland          Director                         Executive Vice President and
                                                         Chief Financial Officer of
                                                         Nvest,
                                                         L.P.
Address for above:      Nvest, L.P.
                        399 Boylston Street
                        Boston, MA 02116

                                                                      APPENDIX D


                                    FORM OF
                       INVESTMENT SUB-ADVISORY AGREEMENT
                              ENTERED INTO BETWEEN
              TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC
                                      AND
                       NWQ INVESTMENT MANAGEMENT COMPANY

     This Investment Sub-Advisory Agreement (the "Agreement") is entered into as
of                     , 2000, by and between Travelers Asset Management
International Company LLC, a limited liability company duly organized and existing under the laws of the state of New York ("TAMIC"), and NWQ Investment Management Company, a corporation duly organized and existing under the laws of the state of Massachusetts (the "Sub-Adviser").

     WHEREAS, TAMIC has entered into an Investment Advisory Agreement dated July 20, 1998, (the "Investment Advisory Agreement") with The Travelers Series Trust (a Massachusetts business trust, hereinafter referred to as the "Trust"). A copy of such agreement is attached as Exhibit A hereto, pursuant to which TAMIC provides investment management and advisory services to the Trust; and

     WHEREAS, the Investment Advisory Agreement provides that TAMIC may engage a duly organized sub-adviser, to furnish investment information, services and advice to assist TAMIC in carrying out its responsibilities under the Investment Advisory Agreement; and

     WHEREAS, TAMIC desires to retain Sub-Adviser to render investment advisory services to TAMIC in the manner and on the terms set forth in this Agreement, and the Sub-Adviser desires to provide such investment advisory services.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, TAMIC and Sub-Adviser agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF TAMIC

     TAMIC represents and warrants to the Sub-Adviser as follows:

     a. TAMIC is registered with the SEC as an investment adviser under the Advisers Act;

     b. TAMIC is registered and licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so licensed, except in such jurisdictions where the failure to be so licensed would not have a material effect on its business;

     c. TAMIC is a corporation duly organized and validly existing under the laws of the State of New York with the power to own and possess its assets and carry on its business as it is now being conducted;

     d. The execution, delivery and performance by TAMIC of this Agreement are within TAMIC's powers and have been duly authorized by all necessary action on the part of its directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of TAMIC for the execution, delivery and performance of this Agreement by the parties hereto, and the execution, delivery and performance of this Agreement by the parties hereto does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) TAMIC's Limited Liability Agreement, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon TAMIC;

     e. This Agreement is a valid and binding Agreement of TAMIC;

     f. TAMIC has provided the Sub-Adviser with a copy of its Form ADV as most recently filed with the SEC and will, within a reasonable time after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendments to the Sub-Adviser. The information contained in TAMIC's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under this they were made, not misleading;

     g. TAMIC acknowledges that it received a copy of the Sub-Adviser's Form ADV at least 48 hours prior to the execution of this Agreement and has delivered a copy of the same to the Trust

2. REPRESENTATIONS AND WARRANTIES OF SUB-ADVISER

     The Sub-Adviser hereby represents and warrants to TAMIC that:

     a. The Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act;

     b. The Sub-Adviser is registered or licensed as an investment adviser under the laws of jurisdictions in which its activities require it to be so registered or licensed, except where the failure to be so licensed would not have a material adverse effect on its business;

     c. The Sub-Adviser is a corporation duly organized and validly existing under the laws of the State of Massachusetts with the power to own and possess its assets and carry on its business as it is now being conducted;

     d. The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser's powers and have been duly authorized by all necessary action on the part of its directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance of this Agreement by the parties hereto, and the execution, delivery and performance of this Agreement by the parties hereto does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser's Articles of Incorporation or By-Laws, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Sub-Adviser;

     e. This Agreement is a valid and binding Agreement of the Sub-Adviser;

     f. The Sub-Adviser has provided TAMIC with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendments to the Sub-Adviser. The information contained in the Sub-Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

     g. The Sub-Adviser acknowledges that it received a copy of TAMIC's Form ADV at least 48 hours prior to the execution of this Agreement.

3. INVESTMENT DESCRIPTION APPOINTMENT

     The Trust, which is divided into series including the segment known as the NWQ Large Cap Portfolio (the "Portfolio") desires to employ its capital relating to the Portfolio by investing and reinvesting in investments of the kind and in accordance with the investment(s), policies and limitations specified in the prospectus (the "Prospectus") and the statement of additional information (the "SAI") filed with the Securities and Exchange Commission (the "SEC") as part of the Trust's Registration Statement on Form N-1A, as amended or supplemented from time to time, and in the manner and to the extent as may from time to time be approved by the Board of Trustees of the Trust (the "Board"). TAMIC will supply copies of the Prospectus and the SAI to the Sub-Adviser promptly after the Trust's Registration Statement is declared effective. TAMIC agrees promptly to provide copies of all amendments and supplements to the current Prospectus and the SAI, and copies of any procedures adopted by the Board applicable to the Sub-Adviser and any amendments thereto (the "Board Procedures"), to the Sub-Adviser on an on-going basis. Until TAMIC delivers any such amendment or supplement or Board Procedures, the Sub-Adviser shall be fully protected in relying on the Prospectus and SAI and any Board Procedures, if any, as previously furnished to the Sub-Adviser. In addition, TAMIC shall furnish the Sub-Adviser with a certified copy of any financial statement or report prepared for the Trust with respect to the Portfolio by certified or independent public accountants, and with copies of any financial statements or reports made by the Trust to shareholders or to any state or federal regulatory agency. TAMIC shall also inform the Sub-Adviser of the results of any audits or examinations by regulatory authorities pertaining to the Portfolio. TAMIC further agrees to furnish the Sub-Adviser with any materials or information that the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

     TAMIC and the Trust desire to employ and hereby appoint the Sub-Adviser to act as the sub-investment adviser to the Portfolio. Subject to the terms and conditions of this Agreement, Sub-Adviser accepts the appointment and agrees to furnish the services for the compensation and for the term set forth below. Except as specified herein, the Sub-Adviser agrees that it shall not delegate any material obligation assumed pursuant to this Agreement to any third party without first obtaining the written consent of both the Trust and TAMIC.

4. SERVICES AS SUB-ADVISER

     Subject to the supervision, direction and approval of the Board and TAMIC, the Sub-Adviser shall conduct a continual program of investment, evaluation and, if appropriate in its view, the sale and reinvestment of the Portfolio's assets. The Sub-Adviser is authorized, in its sole discretion and without prior consultation with TAMIC, to: (a) obtain and evaluate pertinent economic, financial, and other information affecting the economy generally and certain companies as such information relates to securities which are purchased for or considered for purchase in the Portfolio; (b) manage the Portfolio's assets in accordance with the Portfolio's investment objective(s) and policies as stated in the Prospectus and the SAI; (c) make investment decisions for the Portfolio;
(d) place purchase and sale orders for portfolio transactions on behalf of the Portfolio and manage otherwise uninvested cash assets of the Portfolio; (e) price such Portfolio securities as TAMIC and Sub-Adviser shall mutually agree upon from time to time; (f) execute account documentation, agreements, contracts and other documents as the Sub-Adviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Portfolio (in such respect, and only for this limited purpose, the Sub-Adviser shall act as TAMIC's and the Trust's agent and attorney-in-fact);
(g) employ professional portfolio managers and securities analysts who provide research services to the Portfolio; and (h) regularly report to TAMIC and to the Board with respect to its subadvisory activities. The Sub-Adviser shall execute trades, and in general take such action as is appropriate to effectively manage the Portfolio's investment practices.

     In addition, (i) the Sub-Adviser shall furnish TAMIC daily information concerning portfolio transactions and quarterly and annual reports concerning transactions and performance of the Portfolio in such form as may be mutually agreed upon, and the Sub-Adviser agrees to review the Portfolio and discuss the management of it with TAMIC and the Board as either or both shall from time to time reasonably request.

     (ii) Unless TAMIC gives the Sub-Adviser written instructions to the contrary, the Sub-Adviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the

Portfolio's shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio may be invested.

     (iii) The Sub-Adviser shall maintain and preserve such records related to the Portfolio's transactions as are required under any applicable state or federal securities law or regulation including: the Investment Company Act of 1940, as amended (the "1940 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the Investment Advisers Act of 1940, as amended (the "Advisers Act"). TAMIC shall maintain and preserve all books and other records not related to the Portfolio's transactions as required under such rules. The Sub-Adviser shall timely furnish to TAMIC all information relating to the Sub-Adviser's services hereunder reasonably requested by TAMIC to keep and preserve the books and records of the Trust. The Sub-Adviser agrees that all records which it maintains for the Portfolio are the property of the Trust and the Sub-Adviser will surrender promptly to the Trust copies of any of such records.

     (iv) The Sub-Adviser shall comply with Board Procedures and any amendments thereto. The Sub-Adviser shall notify TAMIC immediately upon detection of any material breach of such Board Procedures.

     (v) The Sub-Adviser shall maintain a written code of ethics (the "Code of Ethics") that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, a copy of which it will provide to TAMIC or the Trust upon any reasonable request. The Sub-Adviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Sub-Adviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Sub-Adviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988.

     (vi) The Sub-Adviser shall manage the investment and reinvestment of the assets of the Portfolio in a manner consistent with the diversification requirements of Section 817 and Section 851 of the Internal Revenue Code of 1986, as amended (the "IRC"). The Sub-Adviser will also manage the investments of the Portfolio in a manner consistent with any and all investment restrictions (including diversification requirements) contained in the 1940 Act, any SEC No-Action Letter or order applicable to the Company, and any applicable state securities law or regulation; TAMIC shall provide Sub-Adviser with copies of any such SEC No-Action Letter or Order.

     (viii) The Sub-Adviser shall submit on a quarterly basis to the Board and TAMIC a written certification detailing any variation from applicable investment objectives, practices, policies or procedures, or from its Code of Ethics.

5. BROKERAGE

     In selecting brokers or dealers (including, if permitted by applicable law and appropriate Board Procedures, any broker or dealer affiliated with either TAMIC or the Sub-Adviser) to execute transactions on behalf of the Portfolio, the Sub-Adviser will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser will consider factors it deems relevant, including, but not limited to, the breadth and nature of the market in the security, the price of the security, the size of the order, the timing of the transaction, the difficulty of the transaction, the reputation, experience, financial condition and execution capability of the broker or dealer, the quality of the service and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) provided to the Portfolio and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion. Nothing in this paragraph shall be deemed to prohibit the Sub-Adviser from paying an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker, or dealer would have charged for effecting that transaction, if the Sub-Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Portfolio and/or other accounts over which the Sub-Adviser or its affiliate exercise investment discretion.

     To the extent consistent with the applicable law, Sub-Adviser may aggregate purchase or sell orders for the Portfolio with contemporaneous purchase or sell orders of other clients of Sub-Adviser or its affiliated persons. In such event, allocation of Securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Sub-Adviser in the manner Sub-Adviser considers to be the most equitable and consistent with its and its affiliates' fiduciary obligations to the Portfolio and to such other clients. TAMIC hereby acknowledges that such aggregations of orders may not result in a more favorable price or lower brokerage commissions in all instances.

6. INFORMATION AND REPORTS

     (a) TAMIC will provide Sub-Adviser with a list, to the best of TAMIC's knowledge, of all affiliated persons of TAMIC (and any affiliated person of such an affiliated person) and will promptly update the list whenever TAMIC becomes aware of any additional affiliated persons.

     (b) The Sub-Adviser will maintain books and records relating to its management of the Portfolio under its customary procedures and in compliance with applicable regulations under the 1940 Act and the Advisers Act. Sub-Adviser will permit TAMIC to inspect such books and records at all reasonable times during normal business hours, upon reasonable notice. Sub-Adviser agrees that all records which it maintains for the Portfolio are the property of the Trust and Sub-Adviser will surrender promptly to the Trust copies of any such records upon request by the Trust or TAMIC.

     (c) Prior to each Board meeting, Sub-Adviser will provide TAMIC and the Board with reports regarding its management of the Portfolio during the interim period, in such form as may be mutually agreed upon by Sub-Adviser and TAMIC. Sub-Adviser will also provide TAMIC with any information regarding its management of the Portfolio required for any Board Meeting, any shareholder report, amended registration statement or prospectus supplement filed by the Portfolio with the SEC. Sub-Adviser will submit on a quarterly basis to the Board and TAMIC a written certification detailing any variation from applicable investment policies or procedure, or from its Code of Ethics.

7. COMPENSATION

     In consideration of the services rendered pursuant to this Agreement, TAMIC will pay the Sub-Adviser an annual fee calculated at the rate of .375% of the Portfolio's average daily net assets. These fees are calculated daily and paid monthly. The Sub-Adviser shall have no right to obtain compensation directly from the Trust or the Portfolio for services provided hereunder and agrees to look solely to TAMIC for payment of fees due. The fee for the period from the Effective Date (defined below) of the Agreement to the end of the month during which the Effective Date occurs shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Adviser, the value of the Portfolio's net assets shall be computed at the times and in the manner specified in the Prospectus and/or the SAI.

8. EXPENSES

     The Sub-Adviser shall bear all expenses in connection with the performance of its services under this Agreement. In no event will the Sub-Adviser bear brokerage costs, custodian fees, auditors fees or other expenses to be borne by the Portfolio or the Trust. The Portfolio will bear certain other expenses to be incurred in its operation, including, but not limited to, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's trustees other than those who are "interested persons" of the Trust, TAMIC, the Sub-Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws;
(vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) insurance premiums for fidelity bond and other coverage; (x) investment management fees; (xi) expenses of typesetting for printing prospectuses and statements of additional information and supplements thereto;
(xii) expense of printing and mailing prospectuses and statements of additional information and supplements thereto; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and legal obligations that the Portfolio may have to indemnify the Trust's trustees, officers and/or employees or agents with respect thereto. The Portfolio shall assume all other expenses not specifically assumed by the Sub-Adviser or by TAMIC under the

Investment Advisory Agreement entered into between TAMIC and the Trust.

9. STANDARD OF CARE

     The Sub-Adviser shall exercise reasonable care and in a manner consistent with applicable federal and state laws and regulations in rendering the services it agrees to provide under this Agreement. Neither the Sub-Adviser nor its officers, directors, employees, agents, affiliated person, legal representatives or persons controlled by it (collectively, the "Related Persons") shall be liable for or subject to any damages, expenses, or losses in connection with any error of judgment or mistake of law or for any loss suffered by the Trust, the Portfolio or TAMIC or any shareholder, director, trustee or officer thereof, in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to TAMIC, the Trust or to the shareholders of the Trust to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's disregard of its obligations and duties under this Agreement.

10. LIMITATION OF LIABILITY

     Except as may otherwise be provided by the 1940 Act or federal securities laws, neither TAMIC or Sub-Adviser, nor any of their officers, directors, employees or agent, shall be subject to any liability or subject to any damages, expenses, or losses in connection with any error of judgment, mistake of law, or any loss to each other or the Trust arising out of any investment or other act or omission in the course of, connected with, or arising out of any services to be rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement. TAMIC shall hold harmless and indemnify Sub-Adviser against any loss, liability, claim, cost, damage or expense (including reasonable investigation and defense costs and reasonable attorneys fees and costs) arising by reason of any matter to which this Agreement relates unless the Sub-Adviser is negligent in the performance of its duties or it has reckless disregard of its obligations and duties under this Agreement. The Sub-Adviser shall hold harmless the Trust and TAMIC for any loss, liability, cost, damage, or expenses arising from any claim resulting from the Sub-Adviser's negligence in connection with the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

     Promptly after receipt of notice of the commencement of any action by a party seeking to be indemnified under this Section 10 (the "Indemnified Party"), the Indemnified Party shall, if a claim in respect thereof is to be made against a party against whom indemnification is sought under this Section 10 (the "Indemnifying Party"), notify the Indemnifying Party in writing of the commencement thereof; but the omission to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which it may have to any Indemnified Party otherwise than under the provisions hereof, and shall relieve it from liability hereunder only to the extent that such omission results in the forfeiture by the Indemnifying Party of rights or defenses with respect to such action.

     In any action or proceeding, following provision of proper notice by the Indemnified Party of the existence of such action, the Indemnifying Party shall be entitled to participate in any such action and, to the extent that it shall wish, participate jointly with any other Indemnifying Party similarly notified, to assume the defense thereof, with counsel of its choice (unless any conflict of interest requires the appointment of separate counsel), and after notice from the Indemnifying Party to such Indemnified Party of its election to assume the defense of the action, the Indemnifying Party shall not be liable to such Indemnified Party hereunder for any legal expense of the other counsel subsequently incurred without the Indemnifying Party's consent by such Indemnified Party in connection with the defense thereof. The Indemnified Party shall cooperate in the defense or settlement of claims so assumed. The Indemnifying Party shall not be liable hereunder for the settlement by the Indemnified Party for any claim or demand unless it has previously approved the settlement or it has been notified of such claim or demand and has failed to provide a defense in accordance with the provisions hereof. In the event that any proceeding against the Indemnifying Party shall be commenced by the Indemnified Party in connection with this Agreement, or the transactions contemplated hereunder, and such proceeding shall be finally determined by a court of competent jurisdiction in favor of the Indemnifying Party, the Indemnified Party shall be liable to the Indemnifying Party for any reasonable attorney's fees and court costs relating to such proceedings.

     The indemnifications provided in this Section 10 shall survive the termination of this Agreement.

11. TERM OF AGREEMENT

     This Agreement shall become effective as of the date first written above, (the "Effective Date") and shall continue for an initial two-year term and shall continue thereafter so long as such continuance is specifically approved at least annually as required by the 1940 Act. This Agreement is terminable, without penalty, on 60 days' written notice, by the Board or by vote of holders of a majority (as defined in the 1940 Act and the rules thereunder) of the outstanding voting securities of the Trust, or upon 60 days' written notice, by the Sub-Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

     If the Board of Trustees or the holders of a majority (as defined in the 1940 Act and the rules thereunder) of the outstanding voting securities of the Portfolio, fails to approve the Agreement or any continuance of the Agreement, Sub-Adviser will continue to act as investment subadviser with respect to the Portfolio pending the required approval of the Agreement or its continuance or of any contract with Sub-Adviser or a different adviser or subadviser or other definitive action, provided that the compensation received by Sub-Adviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

12. SERVICES TO OTHER COMPANIES OR ACCOUNTS

     TAMIC understands that the Sub-Adviser and its affiliates act, will continue to act and may act in the future as investment manager or adviser to fiduciary and other managed accounts, as an investment manager or adviser to other investment companies, including any offshore entities, or accounts. TAMIC has no objection to the Sub-Adviser and its affiliates so acting, provided that whenever the Portfolio and one or more other investment companies or accounts managed or advised by the Sub-Adviser and its affiliates have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. TAMIC recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolio. In addition, TAMIC understands that the persons employed by the Sub-Adviser to assist in the performance of the Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the

Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. This Agreement shall not in any way limit or restrict Sub-Adviser or any of its directors, officers, employees, or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by Sub-Adviser of its duties and obligations under this Agreement.

13. COOPERATION WITH REGULATORY AUTHORITIES OR OTHER ACTIONS

     The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

14. COMPLIANCE WITH APPLICABLE LAW

     The Sub-Adviser agrees to conduct itself in a manner consistent with applicable laws and regulations, including but not limited to Sections 2a-7, 5(b), 12, 17, 18, and 36 of the 1940 Act. The Sub-Adviser shall ensure that its activities are conducted in a manner consistent with a Code of Ethics maintained pursuant to Section 17j-1 of the 1940 Act. The Subadviser also agrees that it shall conduct its activities in a manner consistent with any No-Action Letter, order or rule promulgated by the SEC applicable to the Trust or any of the Portfolio that TAMIC or the Trust has sent Sub-Adviser.

15. MISCELLANEOUS

     This Agreement may be signed in one or more counterpart.

     Each party to this Agreement represents and warrants that it is validly existing and taken all necessary action to obtain the requisite authority to enter into this Agreement and to perform the duties contemplated herein.

     The Trust represents that a copy of the Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts.

     This Agreement shall be governed by the laws of the State of Connecticut.

     Each party agrees to comply with all applicable reporting requirements pursuant to state and federal laws and regulations.

     All representations and warranties made by the Sub-Adviser and TAMIC herein shall survive for the duration of this Agreement and the parties hereto shall immediately notify, but in no event later than five (5) days, each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

16. USE OF NAME

     The Trust and TAMIC, together with its subsidiaries and affiliates may use the names "NWQ Investment Management Company." or "NWQ" or any derivative thereof or logo associated therewith in offering materials of the Portfolio only with the prior approval of the Sub-Adviser and only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect. At such time as this Agreement shall no longer be in effect, the Trust and TAMIC together with its subsidiaries and affiliates each agree that they shall cease to use such names or any other name indicating that it is advised by or otherwise connected with the Sub-Adviser and shall promptly change its name accordingly. The Trust acknowledges that it has adopted the name "NWQ Investment Management Company" or "NWQ" or any derivative thereof or logo associated therewith in offering materials of the Portfolio only with the prior approval of the Sub-Adviser and through permission of the Sub-Adviser, and agrees that the Sub-Adviser reserves to itself and any successor to its business the right to grant the non-exclusive right to use the aforementioned names or any similar names to any other corporation or entity, including but not limited to any investment company of which the Sub-Adviser or any subsidiary or affiliate thereof or any successor to the business of any thereof shall be the investment advisor.

     IN WITNESS WHEREOF, the parties hereto have caused this Investment Sub-Advisory Agreement to be signed by their respective officials thereunto duly authorized as of the day and year first above written.


TRAVELERS ASSET MANAGEMENT                  NWQ INVESTMENT
INTERNATIONAL COMPANY LLC                   MANAGEMENT COMPANY

By:                                         By:

Its:                                        Its:

                                                                      APPENDIX E


                                    FORM OF
                   INTERIM INVESTMENT SUB-ADVISORY AGREEMENT
                              ENTERED INTO BETWEEN
              TRAVELERS ASSET MANAGEMENT INTERNATIONAL COMPANY LLC
                                      AND
                       NWQ INVESTMENT MANAGEMENT COMPANY

     This Investment Sub-Advisory Agreement (the "Agreement") is entered into as of September 26, 2000, by and between Travelers Asset Management International Company LLC, a limited liability company duly organized and existing under the laws of the state of New York ("TAMIC"), and NWQ Investment Management Company, a corporation duly organized and existing under the laws of the state of Massachusetts (the "Sub-Adviser").

     WHEREAS, TAMIC has entered into an Investment Advisory Agreement dated July 20, 1998, (the "Investment Advisory Agreement") with The Travelers Series Trust (a Massachusetts business trust, hereinafter referred to as the "Trust"). A copy of such agreement is attached as Exhibit A hereto, pursuant to which TAMIC provides investment management and advisory services to the Trust; and

     WHEREAS, the Investment Advisory Agreement provides that TAMIC may engage a duly organized sub-adviser, to furnish investment information, services and advice to assist TAMIC in carrying out its responsibilities under the Investment Advisory Agreement; and

     WHEREAS, TAMIC desires to retain Sub-Adviser to render investment advisory services to TAMIC in the manner and on the terms set forth in this Agreement, and the Sub-Adviser desires to provide such investment advisory services.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, TAMIC and Sub-Adviser agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF TAMIC

     TAMIC represents and warrants to the Sub-Adviser as follows:

     a. TAMIC is registered with the SEC as an investment adviser under the Advisers Act;

     b. TAMIC is registered and licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so licensed, except in such jurisdictions where the failure to be so licensed would not have a material effect on its business;

     c. TAMIC is a corporation duly organized and validly existing under the laws of the State of New York with the power to own and possess its assets and carry on its business as it is now being conducted;

     d. The execution, delivery and performance by TAMIC of this Agreement are within TAMIC's powers and have been duly authorized by all necessary action on the part of its directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of TAMIC for the execution, delivery and performance of this Agreement by the parties hereto, and the execution, delivery and performance of this Agreement by the parties hereto does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) TAMIC's Limited Liability Agreement, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon TAMIC;

     e. This Agreement is a valid and binding Agreement of TAMIC;

     f. TAMIC has provided the Sub-Adviser with a copy of its Form ADV as most recently filed with the SEC and will, within a reasonable time after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendments to the Sub-Adviser. The information contained in TAMIC's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under this they were made, not misleading;

     g. TAMIC acknowledges that it received a copy of the Sub-Adviser's Form ADV at least 48 hours prior to the execution of this Agreement and has delivered a copy of the same to the Trust

2. REPRESENTATIONS AND WARRANTIES OF SUB-ADVISER

     The Sub-Adviser hereby represents and warrants to TAMIC that:

     a. The Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act;

     b. The Sub-Adviser is registered or licensed as an investment adviser under the laws of jurisdictions in which its activities require it to be so registered or licensed, except where the failure to be so licensed would not have a material adverse effect on its business;

     c. The Sub-Adviser is a corporation duly organized and validly existing under the laws of the State of Massachusetts with the power to own and possess its assets and carry on its business as it is now being conducted;

     d. The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser's powers and have been duly authorized by all necessary action on the part of its directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance of this Agreement by the parties hereto, and the execution, delivery and performance of this Agreement by the parties hereto does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser's Articles of Incorporation or By-Laws, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Sub-Adviser;

     e. This Agreement is a valid and binding Agreement of the Sub-Adviser;

     f. The Sub-Adviser has provided TAMIC with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendments to the Sub-Adviser. The information contained in the Sub-Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

     g. The Sub-Adviser acknowledges that it received a copy of TAMIC's Form ADV at least 48 hours prior to the execution of this Agreement.

3. INVESTMENT DESCRIPTION APPOINTMENT

     The Trust, which is divided into series including the segment known as the NWQ Large Cap Portfolio ( the "Portfolio") desires to employ its capital relating to the Portfolio by investing and reinvesting in investments of the kind and in accordance with the investment(s), policies and limitations specified in the prospectus (the "Prospectus") and the statement of additional information (the "SAI") filed with the Securities and Exchange Commission (the "SEC") as part of the Trust's Registration Statement on Form N-1A, as amended or supplemented from time to time, and in the manner and to the extent as may from time to time be approved by the Board of Trustees of the Trust (the "Board"). TAMIC will supply copies of the Prospectus and the SAI to the Sub-Adviser promptly after the Trust's Registration Statement is declared effective. TAMIC agrees promptly to provide copies of all amendments and supplements to the current Prospectus and the SAI, and copies of any procedures adopted by the Board applicable to the Sub-Adviser and any amendments thereto (the "Board Procedures"), to the Sub-Adviser on an on-going basis. Until TAMIC delivers any such amendment or supplement or Board Procedures, the Sub-Adviser shall be fully protected in relying on the Prospectus and SAI and any Board Procedures, if any, as previously furnished to the Sub-Adviser. In addition, TAMIC shall furnish the Sub-Adviser with a certified copy of any financial statement or report prepared for the Trust with respect to the Portfolio by certified or independent public accountants, and with copies of any financial statements or reports made by the Trust to shareholders or to any state or federal regulatory agency. TAMIC shall also inform the Sub-Adviser of the results of any audits or examinations by regulatory authorities pertaining to the Portfolio. TAMIC further agrees to furnish the Sub-Adviser with any materials or information that the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

     TAMIC and the Trust desire to employ and hereby appoint the Sub-Adviser to act as the sub-investment adviser to the Portfolio. Subject to the terms and conditions of this Agreement, Sub-Adviser accepts the appointment and agrees to furnish the services for the compensation and for the term set forth below. Except as specified herein, the Sub-Adviser agrees that it shall not delegate any material obligation assumed pursuant to this Agreement to any third party without first obtaining the written consent of both the Trust and TAMIC.

4. SERVICES AS SUB-ADVISER

     Subject to the supervision, direction and approval of the Board and TAMIC, the Sub-Adviser shall conduct a continual program of investment, evaluation and, if appropriate in its view, the sale and reinvestment of the Portfolio's assets. The Sub-Adviser is authorized, in its sole discretion and without prior consultation with TAMIC, to: (a) obtain and evaluate pertinent economic, financial, and other information affecting the economy generally and certain companies as such information relates to securities which are purchased for or considered for purchase in the Portfolio; (b) manage the Portfolio's assets in accordance with the Portfolio's investment objective(s) and policies as stated in the Prospectus and the SAI; (c) make investment decisions for the Portfolio;
(d) place purchase and sale orders for portfolio transactions on behalf of the Portfolio and manage otherwise uninvested cash assets of the Portfolio; (e) price such Portfolio securities as TAMIC and Sub-Adviser shall mutually agree upon from time to time; (f) execute account documentation, agreements, contracts and other documents as the Sub-Adviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Portfolio (in such respect, and only for this limited purpose, the Sub-Adviser shall act as TAMIC's and the Trust's agent and attorney-in-fact);
(g) employ professional portfolio managers and securities analysts who provide research services to the Portfolio; and (h) regularly report to TAMIC and to the Board with respect to its subadvisory activities. The Sub-Adviser shall execute trades, and in general take such action as is appropriate to effectively manage the Portfolio's investment practices.

     In addition, (i) the Sub-Adviser shall furnish TAMIC daily information concerning portfolio transactions and quarterly and annual reports concerning transactions and performance of the Portfolio in such form as may be mutually agreed upon, and the Sub-Adviser agrees to review the Portfolio and discuss the management of it with TAMIC and the Board as either or both shall from time to time reasonably request.

     (ii) Unless TAMIC gives the Sub-Adviser written instructions to the contrary, the Sub-Adviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the

Portfolio's shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio may be invested.

     (iii) The Sub-Adviser shall maintain and preserve such records related to the Portfolio's transactions as are required under any applicable state or federal securities law or regulation including: the Investment Company Act of 1940, as amended (the "1940 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the Investment Advisers Act of 1940, as amended (the "Advisers Act"). TAMIC shall maintain and preserve all books and other records not related to the Portfolio's transactions as required under such rules. The Sub-Adviser shall timely furnish to TAMIC all information relating to the Sub-Adviser's services hereunder reasonably requested by TAMIC to keep and preserve the books and records of the Trust. The Sub-Adviser agrees that all records which it maintains for the Portfolio are the property of the Trust and the Sub-Adviser will surrender promptly to the Trust copies of any of such records.

     (iv) The Sub-Adviser shall comply with Board Procedures and any amendments thereto. The Sub-Adviser shall notify TAMIC immediately upon detection of any material breach of such Board Procedures.

     (v) The Sub-Adviser shall maintain a written code of ethics (the "Code of Ethics") that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, a copy of which it will provide to TAMIC or the Trust upon any reasonable request. The Sub-Adviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Sub-Adviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Sub-Adviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988.

     (vi) The Sub-Adviser shall manage the investment and reinvestment of the assets of the Portfolio in a manner consistent with the diversification requirements of Section 817 and Section 851 of the Internal Revenue Code of 1986, as amended (the "IRC"). The Sub-Adviser will also manage the investments of the Portfolio in a manner consistent with any and all investment restrictions (including diversification requirements) contained in the 1940 Act, any SEC No-Action Letter or order applicable to the Company, and any applicable state securities law or regulation; TAMIC shall provide Sub-Adviser with copies of any such SEC No-Action Letter or Order.

     (viii) The Sub-Adviser shall submit on a quarterly basis to the Board and TAMIC a written certification detailing any variation from applicable investment objectives, practices, policies or procedures, or from its Code of Ethics.

5. BROKERAGE

     In selecting brokers or dealers (including, if permitted by applicable law and appropriate Board Procedures, any broker or dealer affiliated with either TAMIC or the Sub-Adviser) to execute transactions on behalf of the Portfolio, the Sub-Adviser will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser will consider factors it deems relevant, including, but not limited to, the breadth and nature of the market in the security, the price of the security, the size of the order, the timing of the transaction, the difficulty of the transaction, the reputation, experience, financial condition and execution capability of the broker or dealer, the quality of the service and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) provided to the Portfolio and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion. Nothing in this paragraph shall be deemed to prohibit the Sub-Adviser from paying an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker, or dealer would have charged for effecting that transaction, if the Sub-Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Portfolio and/or other accounts over which the Sub-Adviser or its affiliate exercise investment discretion.

     To the extent consistent with the applicable law, Sub-Adviser may aggregate purchase or sell orders for the Portfolio with contemporaneous purchase or sell orders of other clients of Sub-Adviser or its affiliated persons. In such event, allocation of Securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Sub-Adviser in the manner Sub-Adviser considers to be the most equitable and consistent with its and its affiliates' fiduciary obligations to the Portfolio and to such other clients. TAMIC hereby acknowledges that such aggregations of orders may not result in a more favorable price or lower brokerage commissions in all instances.

6. INFORMATION AND REPORTS

     (a) TAMIC will provide Sub-Adviser with a list, to the best of TAMIC's knowledge, of all affiliated persons of TAMIC (and any affiliated person of such an affiliated person) and will promptly update the list whenever TAMIC becomes aware of any additional affiliated persons.

     (b) The Sub-Adviser will maintain books and records relating to its management of the Portfolio under its customary procedures and in compliance with applicable regulations under the 1940 Act and the Advisers Act. Sub-Adviser will permit TAMIC to inspect such books and records at all reasonable times during normal business hours, upon reasonable notice. Sub-Adviser agrees that all records which it maintains for the Portfolio are the property of the Trust and Sub-Adviser will surrender promptly to the Trust copies of any such records upon request by the Trust or TAMIC.

     (c) Prior to each Board meeting, Sub-Adviser will provide TAMIC and the Board with reports regarding its management of the Portfolio during the interim period, in such form as may be mutually agreed upon by Sub-Adviser and TAMIC. Sub-Adviser will also provide TAMIC with any information regarding its management of the Portfolio required for any Board Meeting, any shareholder report, amended registration statement or prospectus supplement filed by the Portfolio with the SEC. Sub-Adviser will submit on a quarterly basis to the Board and TAMIC a written certification detailing any variation from applicable investment policies or procedure, or from its Code of Ethics.

7. COMPENSATION

     (a) In consideration of the services rendered pursuant to this Agreement, TAMIC will pay the Sub-Adviser a fee calculated at the annual rate of .375% of the Portfolio's average daily net assets. These fees are calculated daily and paid monthly. The Sub-Adviser shall have no right to obtain compensation directly from the Trust or the Portfolio for services provided hereunder and agrees to look solely to TAMIC for payment of fees due. The fee for the period from the Effective Date (defined below) of the Agreement to the end of the month during which the Effective Date occurs shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Adviser, the value of the Portfolio's net assets shall be computed at the times and in the manner specified in the Prospectus and/or the SAI.

     (b) For payment purposes under this Interim Investment Sub-Advisory Agreement and pursuant to the requirements of Rule 15a-4(b)(2)(vi)(A),
         (B), and (C), the fee payable under paragraph (a) of this Section shall be held in an interest-bearing escrow account with the Trust's custodian or a bank, and

          (i) if a majority of the Portfolio's outstanding voting securities approve the Interim Agreement between TAMIC and the Sub-Adviser by the end of the 150-day period, the amount in the escrow account (including interest earned) will be paid to the Sub-Adviser;

          (ii) if a majority of the Portfolio's outstanding voting securities do not approve the Interim Agreement with the Sub-Adviser, the Sub-Adviser will be paid, out of the escrow account, the lesser of: (A) any actual costs incurred in performing the Interim Agreement (plus interest earned on that amount while in escrow) (with any remaining amount reverting to the Portfolio; or (B) the total amount in the escrow account (plus interest earned).

8. EXPENSES

     The Sub-Adviser shall bear all expenses in connection with the performance of its services under this Agreement. In no event will the Sub-Adviser bear brokerage costs, custodian fees, auditors fees or other expenses to be borne by the Portfolio or the Trust. The Portfolio will bear certain other expenses to be incurred in its operation, including, but not limited to, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's trustees other than those who are "interested persons" of the Trust, TAMIC, the Sub-Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) insurance premiums for fidelity bond and other coverage; (x) investment management fees;
(xi) expenses of typesetting for printing prospectuses and statements of additional information and supplements thereto; (xii) expense of printing and mailing prospectuses and statements of additional information and supplements thereto; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and legal obligations that the Portfolio may have to indemnify the Trust's trustees, officers and/or employees or agents with respect thereto. The Portfolio shall assume all other expenses not specifically assumed by the Sub-Adviser or by TAMIC under the Investment Advisory Agreement entered into between TAMIC and the Trust.

9. STANDARD OF CARE

     The Sub-Adviser shall exercise reasonable care and in a manner consistent with applicable federal and state laws and regulations in rendering the services it agrees to provide under this Agreement. Neither the Sub-Adviser nor its officers, directors, employees, agents, affiliated person, legal representatives or persons controlled by it (collectively, the "Related Persons") shall be liable for or subject to any damages, expenses, or losses in connection with any error of judgment or mistake of law or for any loss suffered by the Trust, the Portfolio or TAMIC or any shareholder, director, trustee or officer thereof, in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to TAMIC, the Trust or to the shareholders of the Trust to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's disregard of its obligations and duties under this Agreement.

10. LIMITATION OF LIABILITY

     Except as may otherwise be provided by the 1940 Act or federal securities laws, neither TAMIC or Sub-Adviser, nor any of their officers, directors, employees or agent, shall be subject to any liability or subject to any damages, expenses, or losses in connection with any error of judgment, mistake of law, or any loss to each other or the Trust arising out of any investment or other act or omission in the course of, connected with, or arising out of any services to be rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement. TAMIC shall hold harmless and indemnify Sub-Adviser against any loss, liability, claim, cost, damage or expense (including reasonable investigation and defense costs and reasonable attorneys fees and costs) arising by reason of any matter to which this Agreement relates unless the Sub-Adviser is negligent in the performance of its duties or it has reckless disregard of its obligations and duties under this Agreement. The Sub-Adviser shall hold harmless the Trust and TAMIC for any loss, liability, cost, damage, or expenses arising from any claim resulting from the Sub-Adviser's negligence in connection with the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

     Promptly after receipt of notice of the commencement of any action by a party seeking to be indemnified under this Section 10 (the "Indemnified Party"), the Indemnified Party shall, if a claim in respect thereof is to be made against a party against whom indemnification is sought under this Section 10 (the "Indemnifying Party"), notify the Indemnifying Party in writing of the commencement thereof; but the omission to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which it may have to any Indemnified Party otherwise than under the provisions hereof, and shall relieve it from liability hereunder only to the extent that such omission results in the forfeiture by the Indemnifying Party of rights or defenses with respect to such action.

     In any action or proceeding, following provision of proper notice by the Indemnified Party of the existence of such action, the Indemnifying Party shall be entitled to participate in any such action and, to the extent that it shall wish, participate jointly with any other Indem-nifying Party similarly notified, to assume the defense thereof, with counsel of its choice (unless any conflict of interest requires the appointment of separate counsel), and after notice from the Indemnifying Party to such Indemnified Party of its election to assume the defense of the action, the Indemnifying Party shall not be liable to such Indemnified Party hereunder for any legal expense of the other counsel subsequently incurred without the Indemnifying Party's consent by such Indemnified Party in connection with the defense thereof. The Indemnified Party shall cooperate in the defense or settlement of claims so assumed. The Indemnifying Party shall not be liable hereunder for the settlement by the Indemnified Party for any claim or demand unless it has previously approved the settlement or it has been notified of such claim or demand and has failed to provide a defense in accordance with the provisions hereof. In the event that any proceeding against the Indemnifying Party shall be commenced by the Indemnified Party in connection with this Agreement, or the transactions contemplated hereunder, and such proceeding shall be finally determined by a court of competent jurisdiction in favor of the Indemnifying Party, the Indemnified Party shall be liable to the Indemnifying Party for any reasonable attorney's fees and court costs relating to such proceedings.

     The indemnifications provided in this Section 10 shall survive the termination of this Agreement.

11. TERM OF AGREEMENT

     This Agreement shall become effective as of the day that the change of control with respect to the Sub-Adviser becomes effective and shall continue thereafter for the earlier of no more than 150 days or until the date when a majority of the shareholders of the Portfolio have voted to approve this interim and the new Investment Sub-Advisory Agreement between TAMIC and the Sub-Adviser. This Agreement is terminable, without penalty, on no more than 10 calendar days' written notice to the Sub-Adviser, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act and the rules thereunder) of the outstanding voting securities of the Portfolio, or upon 60 days' written notice, by the Sub-Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

     If the Board of Trustees, or the holders of a majority (as defined in the 1940 Act and the rules thereunder) of the outstanding voting securities of the Portfolio, fails to approve the Interim Agreement, the

Sub-Adviser will continue to act as investment subadviser with respect to the Portfolio pending the required approval of the Agreement or of any agreement with the Sub-Adviser or a different adviser or subadviser or other definitive action, provided that the compensation received by the Sub-Adviser or another subadviser in respect of such Portfolio during such period is in compliance with Rule 15a-4 under the Investment Company Act.

12. SERVICES TO OTHER COMPANIES OR ACCOUNTS

     TAMIC understands that the Sub-Adviser and its affiliates act, will continue to act and may act in the future as investment manager or adviser to fiduciary and other managed accounts, as an investment manager or adviser to other investment companies, including any offshore entities, or accounts. TAMIC has no objection to the Sub-Adviser and its affiliates so acting, provided that whenever the Portfolio and one or more other investment companies or accounts managed or advised by the Sub-Adviser and its affiliates have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. TAMIC recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolio. In addition, TAMIC understands that the persons employed by the Sub-Adviser to assist in the performance of the Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. This Agreement shall not in any way limit or restrict Sub-Adviser or any of its directors, officers, employees, or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by Sub-Adviser of its duties and obligations under this Agreement.

13. COOPERATION WITH REGULATORY AUTHORITIES OR OTHER ACTIONS

     The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

14. COMPLIANCE WITH APPLICABLE LAW

     The Sub-Adviser agrees to conduct itself in a manner consistent with applicable laws and regulations, including but not limited to Sections 2a-7, 5(b), 12, 17, 18, and 36 of the 1940 Act. The Sub-Adviser shall ensure that its activities are conducted in a manner consistent with a Code of Ethics maintained pursuant to Section 17j-1 of the 1940 Act. The Subadviser also agrees that it shall conduct its activities in a manner consistent with any No-Action Letter, order or rule promulgated by the SEC applicable to the Trust or any of the Portfolio that TAMIC or the Trust has sent Sub-Adviser.

15. MISCELLANEOUS

     This Agreement may be signed in one or more counterpart.

     Each party to this Agreement represents and warrants that it is validly existing and taken all necessary action to obtain the requisite authority to enter into this Agreement and to perform the duties contemplated herein.

     The Trust represents that a copy of the Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts.

     This Agreement shall be governed by the laws of the State of Connecticut.

     Each party agrees to comply with all applicable reporting requirements pursuant to state and federal laws and regulations.

     All representations and warranties made by the Sub-Adviser and TAMIC herein shall survive for the duration of this Agreement and the parties hereto shall immediately notify, but in no event later than five (5) days, each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

16. USE OF NAME

     The Trust and TAMIC, together with its subsidiaries and affiliates may use the names "NWQ Investment Management Company." or "NWQ" or any derivative thereof or logo associated therewith in offering materials of the Portfolio only with the prior approval of the Sub-Adviser and only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect. At such time as this Agreement shall no longer be in effect, the Trust and TAMIC together with its subsidiaries and affiliates each agree that they shall cease to use such names or any other name indicating that it is advised by or otherwise connected with the Sub-Adviser and shall promptly change its name accordingly. The Trust acknowledges that it has adopted the name "NWQ Investment Management Company" or "NWQ" or any derivative thereof or logo associated therewith in offering materials of the Portfolio only with the prior approval of the Sub-Adviser and through permission of the Sub-Adviser, and agrees that the Sub-Adviser reserves to itself and any successor to its business the right to grant the non-exclusive right to use the aforementioned names or any similar names to any other corporation or entity, including but not limited to any investment company of which the Sub-Adviser or any subsidiary or affiliate thereof or any successor to the business of any thereof shall be the investment advisor.

     IN WITNESS WHEREOF, the parties hereto have caused this Interim Investment Sub-Advisory Agreement to be signed by their respective officials thereunto duly authorized as of the day and year first above written.
                                     TRAVELERS ASSET MANAGEMENT
                                     INTERNATIONAL COMPANY LLC

                                     By:

       -------------------------------------------------------------------------
                                     Its:

       -------------------------------------------------------------------------

                                     NWQ INVESTMENT MANAGEMENT COMPANY

                                     By:

       -------------------------------------------------------------------------
                                     Its:

       -------------------------------------------------------------------------

                                                                      APPENDIX F


     NWQ Investment Management Company Directors and Executive Officers:

          NAME                      TITLE                 PRINCIPAL OCCUPATION
          ----            -------------------------   -----------------------------
David A. Polak*           Chairman, Chief Executive   Same
                          Officer, Director
Michael C. Mendez, CIMA*  President and Director      Same
Edward C. Friedel, CFA*   Director
Keven P. O'Brien**        Director                    Senior Vice President of
                                                      United Asset Management Corp.

---------------
 * Located at 2049 Century Park East, 4th Floor, Los Angeles, CA 90067

** Located at 211 Congress Street, 4th Floor, Boston, MA 02110

       TRAVELERS LIFE & ANNUITY

          [Please fold and detach card at perforation before mailing]

TRAVELERS SERIES TRUST            INSTRUCTION CARD FOR THE SPECIAL SHAREHOLDERS
FUND NAME PRINTS HERE             MEETING TO BE HELD ON DECEMBER 1, 2000


The undersigned, revoking all instruction cards heretofore given, hereby appoints Heath B. McLendon and Robert C. McGill III, or either one of them, as proxies, with full power of substitution, to vote on behalf of the undersigned all shares of the Travelers Series Trust that the undersigned is entitled to vote at the Special Shareholders Meeting to be held at 9:00 a.m. on Friday, December 1, 2000 at One Tower Square, Hartford, Connecticut, and at any adjournment thereof, in the manner directed below with respect to the matters described in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged, and, in their discretion, upon such other matters as may properly come before the Special Meeting or any adjournment thereof.

                                   --------------------------------------------
                                     PLEASE MARK, SIGN, DATE AND RETURN THIS
                                       INSTRUCTION CARD PROMPTLY USING THE
                                       ENCLOSED PRE-ADDRESSED, POSTAGE-PAID
                                                     ENVELOPE.
                                   --------------------------------------------
                                   PLEASE SIGN EXACTLY AS NAME APPEARS AT LEFT.

                                   DATE:___________________,2000

                                   --------------------------------------------

                                   --------------------------------------------
                                    Signature(s) if held jointly (Title(s), if
                                                    required)

                                   If signing in a representative capacity (as attorney, executor or administrator, trustee, guardian or custodian, corporate officer or general partner), please indicate such capacity following signature. Instiruction cards for custodian accounts must be signed by the named custodian, not by the minor.

          [Please fold and detach card at perforation before mailing]

THIS INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH PROPOSAL. THE SHARES REPRESENTED HEREBY WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED BENEFICIAL OWNER. IF NO DIRECTION IS MADE, THIS INSTRUCTION CARD WILL BE VOTED FOR EACH PROPOSAL.

            PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX(ES) BELOW.

                                                    FOR             AGAINST         ABSTAIN

1.A FOR JURIKA & VOYLES CORE EQUITY                 [   ]             [    ]           [   ]  1
    PORTFOLIO ONLY: Proposal to approve
    a new Investment Subadvisory
    Agreement between Travelers Asset
    Management International Company LLC
    and Jurika & Voyles, L.P. on behalf of
    Jurika & Voyles Core Equity
    Portfolio.
                                                     FOR             AGAINST         ABSTAIN
1.B FOR JURIKA & VOYLES CORE EQUITY
    PORTFOLIO ONLY: Proposal to approve              [   ]             [    ]           [   ]  1
    an Interim Investment Subadvisory
    Agreement between Travelers Asset
    Management International Company LLC
    and Junika & Voyles, L.P. on behalf of
    Jurika & Voyles Core Equity
    Portfolio.

                                                      FOR             AGAINST         ABSTAIN
2.A FOR NWQ LARGE CAP PORTFOLIO ONLY:                [   ]             [    ]           [   ]  1
    Proposal to approve a new
    Investment Subadvisory Agreement
    between Travelers Asset Management
    International Company LLC and NWQ
    Investment Management Company on
    behalf of NWQ Large Cap Portfolio.

2.B FOR NWQ LARGE CAP PORTFOLIO ONLY:               [   ]             [   ]           [   ]  2
    Proposal to approve an interim
    Investment Subadvisory Agreement
    between Travelers Asset Management
    International Company LLC and NWQ
    Investment Management Company on
    behalf of NWQ Large Cap Portfolio.
